                                                                EXHIBIT 10.50



                                     LEASE

                                  Dated as of

                                 March 15, 1984


                                    Between


                           DC-9T-III, Inc., as Lessor


                                      and


                     TRANS WORLD AIRLINES, INC., as Lessee


                         _____________________________


                     One McDonnell Douglas DC-9-82 Aircraft

                      TABLE OF CONTENTS TO LEASE AGREEMENT


Section 1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Section 2.  Acceptance Under Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

Section 3.  Term and Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         Term for Aircraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         Basic Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         Supplemental Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         Payment to Lessor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         Late Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

Section 4.  Lessor's Representations and Warranties; Certain Agreements of Lessee . . . . . . . . . . . . . . . . . . .    9
         Lessor's Representations and Warranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         Certain Agreements of Lessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         Certain Covenants of Lessor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Section 5.  Return of Aircraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Condition Prior to Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Maintenance Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Return Delivery Flight . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Replacement Engine upon Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Failure to Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

Section 6.  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

Section 7.  Registration, Maintenance and Operation; Possession; Insignia . . . . . . . . . . . . . . . . . . . . . . .   14
         Registration, Maintenance and Operation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Possession . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Insignia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

Section 8.  Replacement and Pooling of Parts; Alterations, Modifications and Additions  . . . . . . . . . . . . . . . .   19
         Replacement of Parts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         Pooling of Parts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Alterations, Modifications and Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

Section 9.  Voluntary Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         Termination During Initial Lease Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         Termination for Obsolescence or Surplusage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

Section 10.  Loss; Destruction; Requisition; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         Event of Loss with Respect to the Aircraft or the Airframe During Initial Lease Period . . . . . . . . . . . .   24
         Event of Loss with Respect to the Aircraft or the Airframe During Base Lease Period or
                any Renewal Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24


         Event of Loss with Respect to an Engine  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Conveyance of Replacement Airframe . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         Application of Payments from Governmental Authorities for Requisition of Title . . . . . . . . . . . . . . . .   29
         Requisition for Use by the Government of the Airframe and the Engines Installed Thereon  . . . . . . . . . . .   29
         Requisition for Use by the Government of an Engine . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Application of Payments During Existence of Event of Default . . . . . . . . . . . . . . . . . . . . . . . . .   30

Section 11. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Airlines Public Liability and Property Damage Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Insurance Against Loss or Damage to Aircraft . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         Proceeds of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
         Reports, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         Insurance for Own Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         General Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

Section 12. Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

Section 13. Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

Section 14. Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Failure to Pay Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Failure to Carry Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Public Liability Insurance not in Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Failure to Perform Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Incorrect Representation or Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Entry of a Decree in Bankruptcy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Commencement of a Voluntary Case in Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Undischarged Final Judgment in Excess of $1,000,000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Acceleration of Indebtedness Exceeding $5,000,000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Failure to Remain Air Carrier  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Voluntary Suspension of Airline Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

Section 15. Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Return of Airframe and Engines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Sale of Airframe or Engines  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         Liquidated Damages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         Other Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

Section 16. Federal Bankruptcy Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

Section 17. Further Assurances; Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

Section 18. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

Section 19. No Setoff; Counterclaim; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

Section 20. Purchase Option and Renewal Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Purchase Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Renewal Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Determination of Fair Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

Section 21. Not Applicable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

Section 22. Lessor's Right to Perform for Lessee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

Section 23. Maintenance of Certain Engines  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

Section 24. Investment of Security Funds; Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

EXHIBIT A   - Form of Lease Supplement

EXHIBIT B   - Stipulated Loss Schedule

EXHIBIT C   - Termination Schedule

EXHIBIT D   - List of Permitted Air Carriers

                                LEASE AGREEMENT


                 THIS LEASE AGREEMENT dated as of March 15, 1984, between DC-9T-III, Inc , a Delaware corporation, with a place of business at United Technologies Building, Hartford, Connecticut and its successors and assigns ("Lessor"), and TRANS WORLD AIRLINES, INC., a Delaware corporation with its principal place of business at 605 Third Avenue, New York, New York 10158 ("Lessee" or "TWA").


                                  WITNESSETH:

                 Section 1.  Definitions

                 Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Lease Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

                          "Act" means the Federal Aviation Act of 1958, as
                 amended from time to time.

                          "Agreement to Manufacture and Lease" means the
                 Agreement to Manufacture and Lease dated October 29, 1982 between Lessee and Manufacturer.

                          "Aircraft" means the Airframe delivered and leased
                 hereunder (or any Replacement airframe substituted for such Airframe hereunder) together with the two Engines described under a Lease Supplement covering such Airframe (or any Engine substituted for any of such Engines hereunder), whether or not any of such initial or substituted Engines may from time to time be installed on such Airframe or may be installed on any other airframe. The term "Aircraft" shall also include any Replacement Aircraft.

                          "Airframe" means (i) the McDonnell Douglas DC-9-82
                 aircraft (except Engines or engines from time to time installed thereon) leased hereunder by Lessor to Lessee under a Lease Supplement; and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, or so long as title thereto shell remain vested in Lessor in accordance with the terms of Section 8, after removal from such aircraft. The term "Airframe" shall also include any Replacement Airframe substituted as contemplated by Section 10(b). Except as otherwise set forth herein, at such time as a Replacement Airframe shall be so substituted, such replaced Airframe shall cease to be the Airframe hereunder.

                          "Base Lease Period" means a period from the day after
                 the end of the Initial Lease Period for the Aircraft to but not including the eighteenth anniversary of the Delivery Date of the Aircraft.

                          "Base Loss Cost" for the Aircraft means $23,840,000
                 and for any Engine means 2,000,000.

                          "Basic Rent" for the Aircraft means the rent payable
                 for the Aircraft to pursuant to Section 3(b) and, during any Renewal Period, Renewal Rent.

                          "Business Day" means any day other than a Saturday,
                 Sunday or holiday scheduled by law for any commercial banking institution in New York, New York.

                          "Delivery Date" for the Aircraft means the date,
                 which shall be a Business Day other than a day on which the FAA is authorized or required by law to remain closed, on which the Aircraft is delivered to and accepted by, Lessor, and the Aircraft is leased by Lessor to Lessee hereunder, which shall be the date of the Lease Supplement covering the Aircraft.

                          "Engine" means (i) each of the two Pratt & Whitney
                 Aircraft Model JT8D-217A engines listed by manufacturer's serial numbers in a Lease Supplement and originally installed on the Airframe covered by such Lease Supplement whether or not from time to time thereafter installed on such Airframe or installed on any other airframe or on any other aircraft; and
                 (ii) any Replacement Engine which may from time to time be substituted as contemplated by Sections 5, 7(b), 10(b) or 10(c) for an Engine leased hereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 after removal from such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder. Each Engine has or at the time it becomes a Replacement Engine hereunder will have at least 750 rated take-off horsepower or the equivalent of such horsepower.

                          "Event of Default" has the meaning specified in
                 Section 14.

                          "Event of Loss" with respect to any property means
                 any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property which results in the receipt of insurance proceeds with respect to such property on the basis of a total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property, other than a requisition for use by the United States Government or any instrumentality or agency thereof (unless and until such property shall have been modified or adapted in such manner as would render reconversion of such property for use in normal commercial passenger service impractical or uneconomical); (iv) as a result of any rule, regulation, order or other action by the FAA, the Civil Aeronautics Board or other governmental body having jurisdiction, the use of such property in the normal course of interstate air transportation of persons shall have been prohibited for a period of six consecutive months, unless Lessee, prior to the expiration of such six (6) month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Lessee or, in any event, if such use shall have been prohibited for a period of 12 consecutive months; (v) with respect to an Aircraft or Engine, the operation or location of such Aircraftor Engine, while under requisition for use by the United States Government or any instrumentality or agency thereof, in any area excluded from coverage by any insurance policy in effect with respect to such Aircraft or Engine required by the terms of Section 11 hereof, if Lessee shall be unable to obtain indemnity in lieu thereof from the United States of America; or(vi) with respect to the Aircraft or any Engine, the opinion required pursuant to Section 4(q) of the Participation Agreement shall not be to the effect contemplated by such Section and Lessee shall fail to take such action as shall enable a new opinion to the effect so contemplated to be delivered within thirty
                     (30) days after the date of such first opinion. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

                              "FAA" means the Federal Aviation Administration or
                     a successor agency.

                              "Incentive Rate" means a fluctuating rate equal to
                     the prime rate quoted from time to time by The Chase Manhattan Bank, National Association, plus 1-1/2%.

                              "Independent Appraisal" means an appraisal
                     mutually agreed to by two nationally recognized
                 independent aircraft appraisers, one of which shall be chosen by Lessor and one by Lessee, or, if such appraisers cannot agree on the amount of such appraisal, an appraisal arrived at by a third nationally recognized independent aircraft appraiser chosen by the mutual consent of such two appraisers, and paid for by Lessee, provided that, if either party shall fail to appoint an appraiser within 15 days after a written request to do so by the other party, or if such two appraisers cannot agree on the amount of such appraisal and fail to appoint a third appraiser within thirty (30) days after the date of the appointment of the second of such appraisers, then either party may apply to any court having jurisdiction to make such appointment. An "Independent Appraisal" of the fair market value or fair market rental value of the Aircraft shall mean an appraisal which assumes that the Aircraft is unencumbered by this Lease or any renewal or purchase option hereunder and which assumes that the Aircraft has been maintained in all respects in accordance with the terms of this Lease (whether or not it is in fact in such condition) and which is net of selling and transportation charges, and which would be obtained in an arms-length transaction between an informed and willing lessor or seller, as the case may be, and an informed and willing lessee or purchaser, as the case may be, both under no compulsion to lease or sell and purchase, as the case may be.

                          "Initial Lease Period" means a period of five years
                 from the Delivery Date for the Aircraft to but excluding the fifth anniversary of such Delivery Date.

                          "Lease Agreement", "this Lease Agreement", "this
                 Lease", "this Agreement", "herein", "hereunder", "hereby" or other like words mean this Lease Agreement as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof, including, without limitation, supplementation hereof by one or more Lease Supplements entered into pursuant to the applicable provisions hereof.

                          "Lease Supplement" means a Lease Supplement,
                 substantially in the form of Exhibit A hereto, entered into between Lessor and Lessee for the purpose of leasing an Aircraft, Airframe or an Engine under and pursuant to the terms of this Lease Agreement, including, without limitation, any amendment thereto entered into subsequent to the Delivery Date of such Aircraft.

                          "Lessor's Warranty" means, as to any property, a
                 warranty by Lessor that: (i) Lessor has received, or will receive, whatever title to such property was conveyed, or will be conveyed, to Lessor by the Manufacturer or by any other predecessor in interest to such property, as the case may be; and (ii) such property is free of Liens of any Person claiming by, through, or under Lessor which either (a) result from action taken by Lessor, other than with respect to its ownership of the Aircraft, or (b) result from action taken by Lessor other than action (1) permitted by this Lease or the Participation Agreement, (2) participated in or consented to by Lessee, or (3) taken by reason of the occurrence of an Event of Default hereunder.

                          "Lien" means any mortgage, pledge, lien, charge,
                 encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

                          "Manufacturer" means McDonnell Douglas Corporation,
                 a Maryland corporation, and its successors and assigns.

                          "Material Adverse Change in Financial Condition"
                 means the existence of an event of default, as such term may be defined in any then effective agreement, with respect to any material financial covenant in such agreement binding on Lessee, which has not been cured within the applicable cure period.

                          "Participation Agreement" means that certain
                 Participation Agreement dated as of the date hereof between Lessee and Lessor whereby, among other things, the Lessor agrees, subject to conditions specified therein, to purchase the Aircraft to be leased hereunder as therein provided.

                          "Parts" means any and all appliances, parts,
                 instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine.

                          "Permitted Air Carrier" has the meaning set forth in
                 Section 7(b).

                          "Person" means any individual, corporation,
                 partnership, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                          "Pratt & Whitney Aircraft" means Pratt & Whitney
                 Aircraft Group of United Technologies Corporation, a Delaware Corporation, and its successors and assigns.

                          "Renewal Period" means for the Aircraft, a period of
                 one, two, three or four years commencing the day after the end of the Base Lease Period aa determined pursuant to Section 20(b) hereof.

                          "Renewal Rent" means, the rent payable for the
                 Aircraft pursuant to Section 20(b) hereof.

                          "Rent" means Basic Rent, Renewal Rent and
                 Supplemental Rent.

                          "Replacement Aircraft" means the Aircraft of which a
                 Replacement Airframe is part.

                          "Replacement Airframe" means each McDonnell Douglas
                 DC-9-82 aircraft (except Engines or engines from time to time installed thereon), the cockpit configuration of which is substantially the same as the Airframe which is being replaced, and which shall have been substituted as contemplated by Section 10(d) hereof, together with all Parts relating to such aircraft.

                          "Replacement Engine" means each Pratt & Whitney
                 Aircraft Model JT8D-217A engine (or engine of the same or, if Pratt & Whitney Aircraft no longer manufacturers such engines, another manufacturer of the same or an improved model), that has a value and utility at least equal to such Pratt & Whitney Aircraft engine and which may be installed on the Airframe without materially impairing the value or utility of the Aircraft, and is certified for use on a McDonnell Douglas DC-9-80 aircraft, which shall have been leased hereunder as contemplated by Sections 5(e), 7(b), 10(b) or 10(c) hereof, together with all Parts relating to such engine.

                          "Stipulated Loss Schedule" shall mean, in the case of
                 the Aircraft and each Engine, the Stipulated Loss Schedule included as Exhibit B to this Lease, to which reference is made in determining the Stipulated Loss Value for the Aircraft or such Engine.

                          "Stipulated Loss Value" for the Aircraft or any
                 Engine, as of any date of computation, shall mean an amount equal to Base Loss Cost for the Aircraft or such Engine multiplied by either (a) if the date of computation falls on a date on which a Basic Rent payment for the Aircraft becomes due, or, in the case of an Engine, on the date on which a Basic Rent payment becomes due for the Aircraft of which such Engine was a part, the percentage specified in the Stipulated Loss Schedule opposite the month corresponding to the Basic Rent payment date for the Aircraft or such Engine, or

                 (b) if the date of computation falls on a day other than one on which a Basic Rent payment for the Aircraft becomes due, or, in the case of an Engine, on a date other than one on which a Basic Rent payment becomes due for the Aircraft of which such Engine was a part, the percentage derived by linear interpolation (by reference to the actual number of days) between the percentages specified in the Stipulated Loss Schedule for the Aircraft or such Engine opposite the month of the Basic Rent payment immediately preceding and the month of the Basic Rent payment immediately following the date of computation, less the amount of Basic Rent multiplied by a fraction, the denominator of which shall be 30 and the numerator of which shall be 30 minus the number of days from and including the date of computation to but excluding the Basic Rent payment date next succeeding the termination.

                          "Supplemental Rent" means all amounts, liabilities
                 and obligations (other than Basic Rent) which Lessee assumes or agrees to pay hereunder or under the Participation Agreement to Lessor or others, including, without limitation, payments of Stipulated Loss Value, any interest payable with respect to payments pursuant to Section 3(e) hereunder and the amount of any loss of principal realized as the result of any investments made pursuant to Section 24 hereunder.

                          "Term" means the period for which Lessee leases the
                 Aircraft pursuant to this Lease Agreement.

                          "Termination Value" means for the Aircraft, as of any
                 date of computation, an amount equal to Base Loss Cost for the Aircraft multiplied by either (a) if the date of computation falls on a date on which a Basic Rent payment for the Aircraft becomes due, the percentage specified in Exhibit C hereto opposite the month corresponding to the Basic Rent payment date for the Aircraft, or (b) if the date of computation falls on a day other than one or which a Basic Rent payment for the Aircraft becomes due, the percentage derived by linear interpolation (by reference to the actual number of days) between the percentages specified in Exhibit C opposite the month of the Basic Rent payment immediately preceding and the month of the Basic Rent payment immediately following the date of computation less the amount of Basic Rent multiplied by a fraction, the denominator of which shall be 30 and the numerator of which shall be 30 minus the number of days from and including the date of computation to but excluding the Basic Rent payment date next succeeding the termination date.

                 Section 2.  Acceptance Under Lease

                 Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4 of the Participation Agreement) to purchase and accept delivery of the Aircraft from Manufacturer and simultaneously to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, the Aircraft as evidenced by the execution by Lessor and Lessee of a Lease Supplement leasing the Aircraft hereunder. Lessor shall authorize one or more employees of Lessee, designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Aircraft. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives on behalf of Lessor shall, without further act, irrevocably constitute acceptance by Lessee of the Aircraft for all purposes of this Agreement.


                 Section 3.  Term and Rent

                 (a) Term for Aircraft. The Term for the Aircraft shall consist of the following period: (i) the Initial Lease Period; (ii) upon written notice given by Lessee to Lessor on or before October 17, 1987 Lessee may elect to renew the lease for the Base Lease Period; and (iii) upon written notice given at least eight (8) months prior to the end of the Base Lease Period for the Aircraft, Lessee may elect to renew the Lease for a Renewal Period as specified herein.

                 (b) Basic Rent. For the Aircraft, Lessee agrees to pay Basic Rent in installments monthly in advance at the rate specified in Section 4 of the Lease Supplement relating to the Aircraft commencing on the Delivery Date thereof, and on the date in each succeeding calendar month corresponding to such Delivery Date or, if any month has no such corresponding date, on the last day of such month.

                 (c) Supplemental Rent. Lessee also agrees to pay to Lessor or to whomsoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Supplemental Rent shall include, without limitation, all amounts payable by Lessee under Section 3(e) hereof and under Sections 8 and 11 of the Participation Agreement when and as the same shall become due.

                 (d) Payment to Lessor. All Rent shall be paid by Lessee to Lessor to its General Account No. 38137504 at Citibank, N.A., 399 Park Avenue, New York, New York, or as Lessor may otherwise direct, in immediately available funds in U.S. Dollars by 11 A.M. New York time on the date that such payment is due if such day is a Business Day or, if such day is not a Business Day, the next preceding Business Day.

                 (e) Late Payments. As to any (i) amount due under this Lease or the Participation Agreement which is not paid when due as herein provided; or (ii) advance made by Lessor of any amount required to be paid by Lessee as herein provided and not so paid by Lessor, Lessee shall pay on demand to Lessor aa Supplemental Rent, interest thereon from either the due date thereof or the date demanded by Lessor, as the case may be (as to amounts referred to in clause (i)) or the date advanced by Lessor (as to amounts referred to in clause (ii)), as the case may be, to the date paid at the Incentive Rate.


         Section 4. Lessor's Representations and Warranties; Certain Agreements of Lessee

                 (a) Lessor's Representations and Warranty. Lessor hereby makes Lessor's Warranty and represents and warrants that it is a "citizen of the United States" as defined in Section 101(16) of the Act. EXCEPT FOR THE FOREGOING WARRANTIES AND THE REPRESENTATIONS AND WARRANTIES OF LESSOR SET FORTH IN SECTION 12 OF THE PARTICIPATION AGREEMENT, LESSOR NEITHER MAKES NOR SHALL BE DEEMED TO HAVE MADE OR TO MAKE ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND, AND LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, LIABILITIES AND OBLIGATIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE AIRCRAFT, THE AIRFRAME, OR ANY ENGINE, PART OR OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED HEREUNDER (AND WHETHER OR NOT ARISING OUT OF THE DELIVERY, USE, OPERATION, LEASE, SUBLEASE, TRANSFER, POSSESSION, STORAGE, MODIFICATION, ALTERATION, MAINTENANCE, REPAIR OR OTHER DISPOSITION THEREOF), INCLUDING, BUT NOT LIMITED TO (i) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION OF OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR TITLE TO, OR ANY DEFECT IN THE AIRCRAFT, THE AIRFRAME, OR ANY ENGINE, PART OR OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED HEREUNDER; (ii) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (iii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO THE AIRCRAFT, THE AIRFRAME, OR ANY ENGINE, PART OR OTHER THING DELIVERED, LEASED, SOLD OR TRANSFERRED HEREUNDER, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF LESSOR, ACTUAL OR IMPUTED; OR (iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, THE AIRCRAFT, THE AIRFRAME, OR ANY ENGINE, PART OR OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. Nothing in this Section 4(a) shall be deemed to modify or otherwise affect the respective rights and obligations of the Lessee and of the Manufacturer (as manufacturer) under the Agreement to Manufacture and Lease.

                 (b) Certain Agreements of Lessee. Lessee agrees with Lessor that it shall perform the agreements, covenants and indemnities of Lessee set forth in Sections 7, 8, 10, 11 and 14 of the Participation Agreement as fully and to the same extent and with the same force and effect as if set forth in full in this Section 4(b).

                 (c) Certain Covenants of Lessor. (i) Lessor covenants with Lessee that, so long as no Event of Default or event, which with the passage of time or the giving of notice, or both, would become an Event of Default, shall have occurred, Lessee's right to use and possession of the Aircraft shall not be interrupted by voluntary acts or omissions of Lessor, or by persons claiming through Lessor resulting from actions taken by Lessor, in each case other than as permitted by this Lease or the Participation Agreement or participated in or consented to by Lessee and not arising from Lessor's ownership of the Aircraft, it being understood and agreed that, Lessee shall not thereby be relieved of any obligation, covenant or agreement of Lessee set forth herein or in the Participation Agreement (including, without limitation, those of Section 6 hereof and of Section 10 of the Participation Agreement.

                 (ii) throughout the Term, Lessor shall (A) not knowingly create any Lien on the Aircraft (x) which results from or constitutes a claim against Lessor not relating to or arising directly or indirectly as a result of its interest in the Aircraft, the Airframe or any Engine or of the transactions contemplated by this Lease, or the Participation Agreement or (y) covered by Lessor's Warranty, (B) as soon as reasonably practical after it becomes aware of any such Lien (whether such Lien arose with or without the knowledge of Lessor) on the Aircraft, discharge or remove the same unless, where such Lien does not affect Lessee's quiet possession and enjoyment of the Aircraft, Lessor is contesting such Lien in good faith by appropriate proceedings as long as such proceedings will not adversely affect the continued quiet possession and enjoyment of the Aircraft by Lessee and will not result in the sale, forfeiture or loss of the Airframe or any Engine or interest therein during its continuance, and (C) pay when due all taxes of Lessor the non-payment of which will result in a Lien against the Aircraft (unless, where such Lien does not affect Lessee's quiet possession and enjoyment of the Aircraft, the liability to pay and/or the amount of such taxes are being disputed or contested by Lessor in good faith by appropriate proceedings so long aa such proceedings will not adversely affect the continued quiet possession and enjoyment of the Aircraft by Lessee and.will not result in the sale, forfeiture or loss of the Airframe or any Engine or interest therein during its continuance), other than taxes for which Lessor is entitled to indemnification under this Lease or the Participation Agreement.

                 Section 5.  Return of Aircraft

                 Following the termination of this Lease in any circumstances other than as a result of an Event of Loss, within four days after such termination, or as otherwise agreed, Lessee shall, at its own expense, redeliver the Aircraft to Lessor at Manufacturer's facility in Long Beach, California. All costs associated with the return flight shall be for the account of Lessee.

                 (a) Condition Prior to Return. Immediately prior to return of the Aircraft to Lessor, the Aircraft shall have a currently valid Standard FAA Certificate of Airworthiness. The Aircraft condition shall allow for normal wear and tear. The Aircraft shall be clean by normal airline operating standards and shall have installed thereon all Engines, equipment, accessories or Parts as when delivered to Lessee or replacements therefor and additions and improvements thereto, as provided in Sections 7 and 8 herein, and shall be in the same interior configuration as when delivered to Lessee or as otherwise mutually agreed. All Lessee exterior markings shall have been painted over in matching exterior colors.

                 (b) Maintenance Status. The maintenance status of the Aircraft so returned shall be as follows:

                          (i) all FAA Airworthiness Directives applicable to the Aircraft requiring compliance on or before the return date shall have been complied with;

                         (ii) at time of return, the Aircraft shall be in its "as is" maintenance cycle condition within Lessee's then current FAA approved maintenance program; and

                        (iii) if requested by Lessor, Lessee shall perform or

         cause to be performed a single visit "C" check within thirty (30) days prior to the return of the Aircraft and such additional overhaul, repair or maintenance work which Lessor in its Judgment deems necessary to bring the Aircraft up to a condition not greater than half-time. Lessor will pay Lessee an amount equal to the cost of such single visit "C" check and such additional overhaul, repair or maintenance work.

                 Lessee shall not exchange Engines or time/cycle controlled components on the Aircraft about to be returned to Lessor for engines or time/cycle controlled components on other aircraft or in Lessee's possession which will remain in Lessee's possession after such return in order to reduce or avoid future maintenance requirements.

                 (c) Inspections. Upon termination of the Lease, Lessee shall provide up to three (3) days for a ground functional inspection including engine runs at Lessee's main base of operations. Such inspections shall be conducted during normal working hours, unless otherwise agreed by both parties. Any equipment noted during such inspections not complying with normal airline standards for continued usage in passenger service shall be corrected by Lessee. All costs associated therewith shall be to the account of Lessee.

                 (d) Return Delivery Flight. During the return delivery flights, a pilot of Manufacturer, in conjunction with Lessee's flight crew, will accomplish a flight functional to demonstrate the airworthiness of the Aircraft and proper functioning of all systems and components. Any discrepancy or malfunction detected of an airworthiness or operational nature by normal airline standards shall be corrected. All costs associated therewith shall be to the account of Lessee.

                 (e) Replacement Engine upon Return. In the event that any engine not owned by Lessor shall be installed on the Airframe returned in accordance with this Section 5(a) hereof, such engine shall comply with the definition of a Replacement Engine, suitable for installation and use on the Airframe and fully compatible with other Engines. At the time of such replacement such engine shall have performance and durability characteristics and a value, condition and utility at least equal to the Engine it replaced hereunder, assuming such Engine was maintained in accordance with the requirements of this Lease, including this Section 5, which are applicable to Engines. Upon return of the Aircraft of which the Airframe is a part, Lessee shall duly convey to Lessor good and marketable title to any such replacement engines, free and clear of all Liens whatsoever; and, upon such conveyance, Lessee, at its own expense, will (i) furnish Lessor with a full warranty bill of sale, in form and substance satisfactory to Lessor, with respect to such replacement engines; (ii) furnish Lessor with such evidence of Lessee's title to such replacement engines, including an opinion of Lessee's counsel, and of the condition of such replacement engines may be duly and properly vested in Lessor to the same extent as the Engine replaced thereby. Upon full compliance by Lessee with its obligations hereunder, at Lessee's expense, Lessor will transfer to Lessor, without recourse or warrant, (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all Lessor's right, title and interest in and to an Engine constituting part of the Aircraft but not installed on the Airframe at the time of the return of the Airframe.

                 (f) Failure to Return. If Lessee shall, for any reason whatsoever, fail to return the Aircraft or any Engine at the time specified herein, the obligations of Lessee as provided in this Lease shall continue in effect with respect to the Aircraft or such Engine until the Aircraft or such Engine is returned to Lessor, provided that this Section 5(f) shall not be construed as (A) permitting Lessee to fail to meet its obligation to return the Aircraft and Engines in accordance with the requirements of this Lease or (B) relieving Lessee of any legal responsibility for direct or consequential damages suffered by Lessor by reason of such failure.

                 (g) Documentation. Documentation for the Aircraft upon return shall be as follows:

                      (i) all documentation shall be made available by Lessee for review by Lessor seven (7) days prior to the return of the Aircraft. Applicable Maintenance, Repair, Wiring Diagram, Weight and Balance, Flight Crew Operating, FAA approved Flight Manuals, and other documentation as listed in the Agreement to Manufacture and Lease, will be provided with the Aircraft at time of return; and

                     (ii) upon acceptance of the Aircraft by Lessor, Lessor agrees to execute a receipt for such Aircraft in a mutually acceptable form.

                    (iii) upon the return of the Airframe either at the end of the Term or pursuant to Section 9 hereof, each fuel tank and oil tank shall contain the same quantity of fuel and oil as was contained in the fuel and oil tanks when the original Airframe was delivered to Lessee on the Delivery Date of the Aircraft, or, in the case of differences in any such quantities, an appropriate adjustment will be made by payment at the then current market price of fuel or oil, as the case may be.

                 If Lessor requests the single visit "C" check and additional work as may be required as noted in paragraph (b)(iii) above, Lessor and Lessee agree that the Term will be extended by the amount of time required by Lessee to accomplish such "C" check and additional work and Lessor agrees to waive the payment of Basic Rent for such extension period. All other terms and conditions of the Lease Agreement shall remain in full force and effect during such extension.

                 (h) Insurance. In connection with inspections of the Aircraft and the return delivery flights, Lessor shall be named as additional insured under Lessee's Third Party and Passenger Liability insurance and Lessee shall maintain the following insurance in the minimum amounts noted (and otherwise as provided in Section 11 hereof):

                      (i) Hull Insurance (in the amount of Stipulated Loss Value at the last day of the Term before such return).

                          (ii) Third Party and Passenger Liability coverage (in the amount of Lessee's current coverage but not less than U.S. $100,000,000).

                 The hull insurance coverage set forth above shall contain a waiver of subrogation by Lessee's insurance carrier of any rights it may have against Lessor.

                 Prior to the inspections and return delivery flight set forth herein, Lessee shall supply evidence satisfactory to Lessor of the insurance coverage set forth above.


                 Section 6.  Liens

                 Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine, title thereto or any interest therein or in this Lease or any interest of Lessor in any Rent except (i) the respective rights of Lessor and Lessee as herein provided; (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7(b) and 8(b); (iii) Liens covered by Lessor's Warranty; (iv) Liens for taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings, in Lessor's opinion, do not involve any unreasonable danger of the sale, forfeiture or loss of the Airframe or any Engine or interest therein; (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or lose of the Airframe or any Engine or interest therein; and (vi) Liens on Lessee's interest as Lessee under this Lease, arising out of judgments or awards against Lessee (for the payment of which adequate reserves have been provided with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding after review. Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.


                 Section 7. Registration, Maintenance and Operation; Possession; Insignia

                 (a) Registration, Maintenance and Operation. Lessee, at its own cost and expense, shall: (i) forthwith upon the delivery thereof hereunder, cause the Aircraft to be duly registered, and at all times thereafter to remain duly registered, in the name of Lessor with the FAA pursuant to the Act; (ii) maintain, service, repair, overhaul, alter, modify, add to and test the Aircraft, the Airframe, and each Engine, and each other engine installed from time to time on the Airframe in accordance with its FAA approved maintenance program for McDonnell Douglas Model DC-9 Series 80 aircraft and Pratt & Whitney Aircraft Model JT8D-217A engines and comply with all service, inspection, maintenance, repair and overhaul regulations, directives and instructions which are made mandatory by the FAA upon United States operators of McDonnell Douglas Model DC-9 Series 80 aircraft and Pratt & Whitney Aircraft Model JT8D-217A engines so as to keep the Aircraft and Engines in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, and in such condition as may be necessary to enable the Standard Airworthiness Certification of the Aircraft to be maintained in good standing at all times under the Act; (iii) maintain all records, logs and other materials required by the FAA or any other governmental authority or agency having jurisdiction to be maintained in respect of the Aircraft, Airframe and each Engine; and (iv) promptly furnish to Lessor such information as may be required to enable Lessor to file any reports required to be filed by Lessor with any governmental authority because of Lessor's ownership of the Aircraft. Lessee shall pay for and provide all electric power, oil, fuel and lubricant consumed by and required for the operation of the Aircraft and any Engines, and all repairs, parts and supplies necessary therefor. Lessee agrees that the Aircraft and Engines will not be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Aircraft or such Engine issued by any such authority. In the event that any such law, rule, regulation or order requires alteration of the Aircraft or any Engine, Lessee will conform thereto or obtain conformance therewith at no expense to Lessor and will maintain the Aircraft in proper operating condition under such laws, rules, regulations and orders; provided, however, that Lessee may, in good faith (after having delivered to Lessor a certificate signed by a responsible officer of Lessee stating the facts with respect thereto), contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not, in Lessor's opinion, materially adversely affect Lessor.
Lessee also agrees not to operate, use or locate the Airframe or any Engine, or suffer the Airframe or any Engine to be operated, used or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition by the United States of America where Lessee obtains an indemnity (which need not be evidenced by written agreement) in lieu of such insurance from the United States of America against the risks and in the amounts required by Section 11 covering such areas; or (ii) in any recognized or, in Lessee's reasonable judgment, threatened area of hostilities unless fully covered to Lessor's satisfaction by war risk and allied perils insurance, or unless the Airframe or such Engine is operated or used under contract with the Government of the United States under which contract the Government assumes liability for any damage, loss, destruction or failure to return possession of the Airframe or such Engine at the end of the term of such contract or for injury to persons or damage to property of others; provided, however, that the Airframe or an Engine located in an area at the time it becomes a recognized or threatened area of hostilities may be flown from and through such area of hostilities to an area outside such area of hostilities.

                 (b) Possession. Lessee will not, without the prior written consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided that, so long as no Event of Default (or event which would constitute an Event of Default but for the lapse of time or the giving of notice or both) shall have occurred and be continuing, and so long as Lessee shall comply with the provisions of Section 11 hereof, Lessee may, without the prior written consent of Lessor:

                 (i) subject any Engine to normal interchange or pooling agreements or arrangements customary in the airline industry and entered into by Lessee in the ordinary course of its business with other United States certificated air carriers or with any "foreign air carrier" (as such term is defined in the Act) as to which there is in force a permit issued pursuant to Section 402 of said Act (any such United States certificated air carrier and any such foreign air carrier being hereinafter called a "Permitted Air Carrier"); provided that no transfer of the registration of such Engine shall be effected in connection therewith and so long as the terms of this Lease shall be observed and provided further that (A) no such agreement or arrangement contemplates or requires the transfer of title to such Engine, and (B) if Lessor's title to any such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Lessee shall comply with Section 10(c) in respect thereof;

               (ii) deliver possession of the Aircraft, Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance or overhaul work on the Aircraft, Airframe or such Engine or any part thereof or for alterations or modifications in or additions to the Aircraft, Airframe or such Engine to the extent required or permitted by the terms of Sections 7(a) or 8(c);

              (iii) enter into a "wet" sublease with respect to the Aircraft in the ordinary course of Lessee's business pursuant to which Lessee retains exclusive control of the Aircraft, provides all maintenance and conducts all operations of such Aircraft;

                 (iv) transfer possession of the Aircraft, Airframe or any Engine to the United States of America or any instrumentality or agency thereof in accordance with the Civil Reserve Air Fleet Program administered pursuant to Executive Order No. 10999, as amended, or any similar or substitute programs;

                 (v) install an Engine on an airframe owned by Lessee free and clear of all Liens, except (A) those of the type permitted under clauses (iv), (v) and (vi) of Section 6, and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) Liens (including the Lien of the Indenture of Mortgage dated as of January 1, 1977, from Lessee to The Bank of New York as Trustee) which insofar as they relate to such Engine are subordinate to the rights of the Lessor hereunder, and (C) the rights of other Permitted Air Carriers under normal interchange agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon;

                 (vi) install an Engine on an airframe leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement; provided that such airframe is free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe which insofar as they relate to such Engine are subordinate to the rights of the Lessor hereunder and except Liens of the type permitted by clauses (A) and
         (B) of subparagraph (v) of this paragraph (b);

                 (vii) install an Engine on an airframe owned by Lessee, leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement under circumstances where neither subparagraph (v) nor subparagraph (vi) of this paragraph (b) is applicable; provided, however, that prior to such installation, the Lessee shall convey or cause to be conveyed to the Lessor, as replacement for the Engine to be so installed, title to a Replacement Engine in the same manner as is provided in Section 10(c) for Engines suffering an Event of Loss, and the Lessee shall take all other action which would be required of it under said Section 10(c) if an Event of Loss had occurred with respect to such Engine, the Lessor not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Lessee with
         Section 10(c);

               (viii) during the Base Lease Period but not during the Initial Lease Period, transfer possession of the Aircraft or the Airframe or an Engine to the United States of America or any instrumentality or agency thereof pursuant to a sublease a copy of which shall be furnished to Lessor; provided that the term of such sublease (including, without limitation, any option of the sublessee to renew or extend) shall not continue beyond the end of the Base Lease Period;

                 (ix) during the Base Lease Period but not during the Initial Lease Period, sublease the Aircraft, or an Engine or the Airframe (together, in the case of the Airframe, with engines then installed on the Airframe) to any United States certificated air carrier or, if there has been no Material Adverse Change in Financial Condition, to any foreign air carrier listed in Exhibit D hereto, which sublessee shall not be the subject of a petition in bankruptcy filed under the Federal Bankruptcy laws or other insolvency laws now or hereafter in effect, for a term including, without limitation, any extension thereof, in the case of a United States certificated air carrier, not to exceed in the aggregate one-half of the remaining Base Lease Period or five years, whichever is greater, and, in the case of a foreign carrier, not to exceed in the aggregate five years; provided that no such sublease shall extend beyond the end of the Base Lease Period and Lessee may not sublease during any Renewal Period;
         provided, however, that no transfer of the registration of the Airframe or any Engine or engine shall be effected in connection therewith, and provided further, that the rights of any transferee who receives possession by reason of a transfer permitted by this paragraph (b) (other than the transfer of an Engine which is deemed an Event of Loss) shall be, and any sublease permitted by this Section shall be made expressly subject and subordinate to all the terms of this Lease, including without limitation, the covenants contained in
         Section 7(a) hereof and Lessor's rights to repossession pursuant to
         Section 15 and to avoid such sublease upon such repossession, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such sublease or transfer had not occurred, and that any such sublease shall include appropriate provisions for the registration, maintenance, insurance and return of the Aircraft and each Engine subleased thereby. No interchange agreement, transfer, sublease or other relinquishment of possession permitted hereunder shall affect the United States registration of the Aircraft. In connection with any sublease, all necessary action shall be taken which is required to continue the perfection of Lessor's title and interest to the Aircraft, Airframe and Engines and Lessor's rights under this Lease, such sublease and all other necessary documents shall be duly filed, registered or recorded in such public offices as may be required fully to preserve the title of, and the priority of the interest of, Lessor in the Aircraft, Airframe and Engines and provided, further, that any such instrument of transfer or sublease shall contain a provision comparable to that set forth in
         Section 16. Lessee shall deliver to Lessor promptly after execution thereof a duly executed copy of any sublease permitted hereunder. No interchange agreement, sublease or other relinquishment of possession of the Airframe or any Engine shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under the Participation Agreement. In the event Lessor shall have received from the lessor or secured party of any airframe leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement referred to in Section 7(b)(vi) a written agreement in which such lessor or secured party expressly agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine's being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor, and the lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party.

                 (c) Insignia. Lessee agrees to affix and maintain in the cockpit of the Airframe adjacent to the airworthiness certificate therein and on each Engine a metal nameplate bearing the inscription "Owned by and leased from DC-9T-III, Inc., AS LESSOR."


         Section 8. Replacement and Pooling of Parts, Alterations, Modifications and Additions

                 (a) Replacement of Parts. Lessee, at its own cost and expense, will promptly replace all Parts, which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 8(c). In addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee, except as otherwise provided in Section 8(c), will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except for pooling arrangements to the extent permitted by Section 8(b)) and shall be in as good operating condition as, and shall have performance and durability characteristics and a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Parts becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act,
(i) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor, and shall no longer be deemed a Part hereunder; (ii) title to such replacement Part shall thereupon vest in Lessor (subject only to a pooling arrangement to the extent permitted by Section 8(b)); and (iii) such replacement Part shall become subject to this Lease and be deemed part of the Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

                 (b) Pooling of Parts. Any Part removed from the Airframe or any Engine as provided in Section 8(a) may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with Permitted Air Carriers; provided that the part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Section 8(a) as promptly as possible after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to the Airframe or an Engine in accordance with Section 8(a) may be owned by a Permitted Air Carrier subject to such a normal pooling arrangement, provided that Lessee, at its expense, as promptly thereafter as possible, either (i) causes title to such replacement part to vest in Lessor in accordance with Section 8(a) by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens; or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by Lessee free and clear of all Liens and by causing title to such further replacement Part to vest in Lessor in accordance with Section 8(a).

                 (c) Alterations, Modifications and Additions. Lessee, at its own expense, will make such alterations and modifications in and additions to the Airframe or Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction. In addition, Lessee, at its own expense, may from time to time make such alterations and modifications in and additions to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee deems obsolete or no longer suitable or appropriate for use in the Airframe, or such Engine, provided that no such alteration, modification or addition shall
(i) diminish the value or utility of the Airframe or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition assuming the Airframe or such Engine was then of the value or utility and in the condition and airworthiness required to be maintained by the terms of this Lease Agreement; (ii) materially adversely affect the capability of the Aircraft to be used in commercial, scheduled passenger service in the United States; (iii) materially adversely affect aerodynamic characteristics, performance, weight or ground or flight operation characteristics of the Aircraft; (iv) materially adversely affect the cost of performing Airframe or Engine maintenance; (v) adversely affect the service life of the Aircraft or such Engine, the interchangeability of spare parts and ground support equipment for the Airframe or such Engine or the commonality of (A) the Aircraft with other McDonnell Douglas DC-9 Series 80 aircraft; or (B) such Engine with other Pratt & Whitney Aircraft JT89-217A engines; or (vi) materially change the basic configuration thereof. Title to all Parts incorporated or installed in or attached or added to the Airframe or such Engine as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Notwithstanding the foregoing sentence of this Section 8(c), so long as no Event of Default (or event which would constitute an Event of Default but for the lapse of time or the giving of notice or both) shall have occurred and be continuing, Lessee may, at any time during the Term remove any Part; provided that (x) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine at the time of delivery thereof hereunder or any
Part in replacement of, or substitution for any such Part; (y) such Part is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the terms of this Section 8, and (z) such Part can be removed from the Airframe or such Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease Agreement which the Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Airframe or Engine from which it was removed. Any Part not removed by Lessee as above provided prior to the return of the respective Airframe or Engine to Lessor hereunder shall remain the property of Lessor.

         Section 9.  Voluntary Termination

                 (a) Termination During Initial Lease Period. During the Initial Lease Period, Lessee shall be entitled to terminate the Lease with respect to the Aircraft effective on a date when a payment of Basic Rent is due, if, on or before April 17, 1987, the Manufacturer has officially announced that it will no longer manufacture DC-9 aircraft or derivatives thereof, in which case Lessee will have a period of three (3) months following such announcement to decide whether or not to terminate the Lease, provided that the Lessee must give Lessor at least nine (9) months prior written notice of termination. If Lessee does not elect to terminate within said three (3) months, the Lease shall continue for the remainder of the Initial Lease Period, it being understood that Lessee retains the right not to renew the Lease for the Base Lease Period in accordance with Section 3(a) herein.

                 (b)      Termination for Obsolescence or Surplusage.

                          (i) Right of Termination. So long as no Event of Default (or event which would constitute an Event of Default but for the lapse of time or the giving of notice or both) shall have occurred and be continuing, Lessee shall have the right at its option at any time after the seventh anniversary of the Delivery Date of the Aircraft, on at least six (6) months' prior written notice to Lessor specifying a proposed date of termination, to terminate this Lease with respect to the Aircraft if, in the good faith opinion of the Board of Directors of Lessee the Aircraft shall have become obsolete or shall be surplus to Lessee's requirements, such termination to be effective on the date of sale, if any, referred to in Section 9(b)(ii) hereof, provided that, prior to or concurrently with such termination, Lessee shall have provided to Lessor a copy of the resolutions of the Board of Directors of Lessee, certified by the Secretary or an Assistant Secretary of Lessee, by which such Board determined, in good faith, that the Aircraft shall have become obsolete or surplus to Lessee's requirements. Lessor shall notify Lessee of its intention to sell or retain the Aircraft no later than sixty (60) days prior to the proposed termination date;

                          (ii) Election by Lessor to Sell. If Lessor elects to sell the Aircraft, Lessee, as agent for Lessor, shall, from the date of such election until the proposed date of termination specified, use its best efforts to obtain bids for the cash purchase of the Aircraft and Lessor may, after consulting with and giving notice to Lessee, seek to obtain such bids. In the event Lessee receives any bid, Lessee shall, promptly, and in any event at least ten (10) Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of such bid, the proposed date of such sale and the name and address of the party (who shall not be Lessee or any person, firm or corporation affiliated with Lessee) submitting such bids. In the event Lessee receives any bid, Lessor shall, at least five (5) Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of such bid, the proposed date of such sale and the name and address of the party or submitting such bid. On the date specified in such notice of termination or such earlier date as shall be consented to in writing by Lessor (1) Lessee shall deliver the Airframe and Engines or engines to the bidder, if any, which shall have submitted the highest bid prior to such date, in the same manner as if delivery were made to Lessor pursuant to Section 5 hereof and in full compliance with the terms thereof, and shall duly transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of Section 5 hereof; and (2) Lessor shall, without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), simultaneously therewith sell the Airframe and Engines or engines to such bidder for cash paid in the manner and in funds of the type specified in Section 3(d) hereof. The total selling price realized at such sale shall be paid to and retained by Lessor and, in addition, on the date of such sale, and as a condition precedent to such sale and the delivery of the Aircraft and Engines or engines to such bidder, Lessee shall pay to Lessor, in the manner and in funds of the type specified in Section 3(d) hereof, the excess, if any, of (A) the Termination Value for the Aircraft computed as of the date of sale over (B) the sale price of the Airframe and Engines or engines sold by Lessor after deducting the expenses incurred by Lessor in connection with such sale. Upon such payment, Lessor will transfer to Lessee, without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all of Lessor's right, title and interest in and to any Engines constituting part of the Aircraft, but which were not then installed on the Airframe and sold therewith. If no sale shall have occurred on or as of the date specified in such notice of termination, either because no bids have been received or because Lessee, at its option, shall have elected that no bid be accepted, this Lease shall continue in full force and effect as to the Aircraft. In the event of any such sale and receipt by Lessor of such sale price as provided herein, and upon compliance by Lessee with the provisions of this Section 9(b)(ii), the obligation of Lessee to pay Basic Rent hereunder for the Aircraft shall cease for any period commencing on or after the Basic Rent payment date occurring on or after the date as of which Termination Value is computed and the Term for the Aircraft shall end effective as of the date of such sale. Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise take any action in connection with any such sale other than to transfer to the purchaser named in the highest bid as referred to above (or to such purchaser and to Lessee, as the case may be), without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all of Lessor's right, title and interest in and to the Airframe and Engines, against receipt of the payments provided for herein; and

                    (iii) Retention of Aircraft by Lessor. In the event that Lessor elects to retain the Aircraft as provided in Section 9(b)(i) hereof, Lessee, on the proposed termination date, shall deliver the Aircraft as provided in Section 5, Lessor shall repay to Lessee that amount of prepaid Basic Rent representing the amount of Basic Rent prepaid multiplied by a fraction, the denominator of which shall be 30 and the numerator of which shall be 30 minus the number of days from and including the date of return to but excluding the Basic Rent payment date next succeeding the termination date, and no further payment of Basic Rent or any payment of Termination Value will be owed to Lessor by Lessee and this Lease shall terminate.


                 Section 10.  Loss; Destruction; Requisition; etc.

                 (a) Event of Loss with Respect to the Aircraft or the Airframe During Initial Lease Period. Upon the occurrence of an Event of Loss with respect to the Aircraft or the Airframe during the Initial Lease Period, Lessee shall, within sixty (60) days of such occurrence, pay to Lessor (i) all installments of Basic Rent due with respect to the Aircraft to that date; (ii) the Stipulated Loss Value in respect of the Aircraft; and (iii) interest at the Incentive Rate on any amounts of overdue Rent outstanding. Upon the payment of the Stipulated Loss Value in respect of the Aircraft, Lessee's obligation to pay future installments of Basic Rent in respect of the Aircraft shall cease. Lessor will transfer to Lessee, without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) with respect to which such Event of Loss occurred, as well as all Lessor's right, title and interest in and to any Engines constituting part of the Aircraft with respect to which such Event of Loss occurred but not installed thereon when such Event of Loss occurred.

                 (b) Event of Loss with Respect to the Aircraft or the Airframe During Base Lease Period or any Renewal Period. Upon the occurrence of an Event of Loss with respect to the Aircraft or Airframe during the Base Lease Period or any Renewal Period, Lessee shall forthwith (and, in any event, within fifteen (15) days after such occurrence) give Lessor written notice of such Event of Loss and of its election, subject to the terms hereof, to perform one of the following two options (it being agreed that if Lessee shall not have given Lessor notice of such election within twenty
(20) calendar days after such occurrence, Lessee shall be deemed to have elected to perform the option set forth in the following clause (ii)), provided that Lessee shall not have the right to select the option set forth in clause
(i) if an Event of Default, or an event which would constitute an Event of Default upon the lapse of time or the giving of notice or both, shall have occurred and is continuing or, if Lessee shall have suffered a Material Adverse Change in Financial Condition:

                          (i) within one year after the date of occurrence of such Event of Loss, during which time Lessee's obligation to pay Basic Rent shall continue, Lessee shall convey or cause to be conveyed to Lessor, to be leased by Lessee hereunder in replacement of the Airframe, title to a Replacement Airframe (together with the same number of Replacement Engines as the Engines, if any, installed on the Airframe at the time such Event of Loss occurred), such Replacement Airframe and Replacement Engines to be free and clear of all Liens other than Liens permitted by Section 6, to have a value, utility and useful life at least equal to, and to be in as good operating condition as, the Airframe and the Engines, if any, so replaced (assuming the Airframe and such Engines were in the condition and repair required by the terms of this Agreement), provided that if Lessee shall not perform its obligation to effect such replacement under this clause (i) promptly upon receipt of any insurance proceeds paid in accordance with Section 11 hereof, but in any event no later than ninety (90) days after the date of the occurrence of such Event of Loss, Lessee shall deposit with Lessor the amount that would be required by the terms of clause (ii) below to be paid with respect to the Aircraft, such amount to be held by the Lessor until paid over to the Lessee or applied to reduce the Lessor's investment, and such amount may be invested by the Lessor as provided in Section 24; provided further that
                 (A) if the replacement occurs pursuant to Section 10(d) hereof, during the one (1) year period, Lessor shall pay to Lessee the amount held at such time (giving effect to any increase or decrease thereof on account of actions taken pursuant to Section 24, hereof) which was deposited with Lessor by Lessee pursuant to this clause (i) and Lessor will execute and deliver any documents requested by Lessee to terminate Lessor's interest, if any in such amount, or (B) if no replacement occurs by the end of the one (1) year period, the Event of Loss with respect to the Airframe shall be deemed to have occurred on the last day of such one (1) year period and Lessee shall comply with the provisions of clause (ii) of this Section 10(b) except that the amount to be paid to Lessor by Lessee as the Stipulated Loss Value of the Aircraft shall be paid on the date on which the Event of Loss is deemed to have occurred and shall be reduced by the amount then held by Lessor (giving effect to any increase or decrease in such amount on account of actions taken pursuant to Section 24 hereof) which was deposited with Lessor by Lessee pursuant to this clause
                 (i), and Lessor shall retain such amount, or if such amount held by Lessor exceeds the Stipulated Loss Value of the Aircraft to be paid to Lessor by Lessee, Lessor shall, upon compliance by Lessee with the provisions of clause (ii) of this
                 Section 10(b), pay over to Lessee the amount of such excess, and the Lease shall terminate. At such time Lessor will execute and deliver to Lessee any documents requested by Lessee to terminate the interest, if any, granted by Lessee to Lessor in such amount; and

                          (ii) (1) On or before ninety (90) days after the date
                 of Event of Loss, Lessee shall pay to Lessor, in immediately available funds the Stipulated Loss Value of the Aircraft, whereupon the obligation of Lessee to pay Basic Rent hereunder with respect to the Aircraft for any period commencing on or after the Basic Rent payment date occurring on or after the date as of which such Stipulated Loss Value is computed shall terminate, provided that Lessee shall remain liable for all payments of Basic Rent for the Aircraft due on or before the date of such payment of Stipulated Loss Value, (2) the Term for the Aircraft shall end, and (3) Lessor will transfer to Lessee, without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) with respect to which such Event of Loss occurred, as well as all Lessor's right, title and interest in and to any Engines constituting part of the Aircraft with respect to which such Event of Loss occurred but not installed thereon when such Event of Loss occurred.

                 (c) Event of Loss with Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine only, under circumstances in which there has been no Event of Loss to the Airframe Lessee shall give Lessor prompt written notice thereof and shall, within thirty (30) days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens not excepted in Section 6 and having performance and durability characteristics and a value and utility at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred assuming such Engine was of the value or utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance satisfactory to Lessor, subjecting such Replacement Engine to this Lease, to be duly executed by Lessee, and recorded pursuant to the Act, as amended; (iii) furnish Lessor with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of Section 11 hereof with respect to such Replacement Engine as Lessor may reasonably request; (iv) furnish Lessor with an opinion of Lessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor free and clear of all Liens (except those permitted under Section 6 of this Lease) and is duly leased hereunder; (v) furnish to Lessor a certificate signed by a duly authorized financial officer or executive of Lessee certifying that the Lessee's representations and warranties contained in the Participation Agreement are true and accurate on and as of said date as though made on and as of said date and that upon consummation of such replacement, no Event of Default (or other event which after lapse of time or notice or both would become an Event of Default) will exist hereunder; (vi) furnish to Lessor such documents and evidence with respect to Lessee, as Lessor or its counsel may reasonably request in order to establish the Lessor's title to such Engine, free and clear of all liens, except those permitted hereby, the consummation of the transactions contemplated by this Section 10(c), the taking of all corporate proceedings in connection therewith and compliance with the conditione set forth in this Section 10(c), in each case in form and substance satisfactory to such party; and (vii) furnish to Lessor evidence that all amounts payable by Lessee on or prior to said date pursuant to the provisions of this Lease shall have been paid in full. Upon full compliance by Lessee with the terms of this paragraph (c), Lessor will transfer to Lessee all of the right, title and interest in the Engine with respect to which the Event of Loss occurred and which was originally conveyed to Lessor without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof). For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein and shall be deemed part of the same Aircraft as was the Engine replaced thereby. No Event of Loss covered by this Section 10(c) shall result in any reduction in Basic Rent.

                 (d) Conveyance of Replacement Airframe. Prior to or at the time of any conveyance of a Replacement Airframe pursuant to subsection (b) above, Lessee, at its own expense, will furnish Lessor with the following documents which shall have been duly authorized, executed and delivered by the respective parties as parties thereto and shall be in full force and effect on said date: (i) a full warranty bill of sale, in the form and substance satisfactory to Lessor, and an AC Form 8050-2 Bill of Sale (or such other form of bill of sale as may be approved by the FAA on said date), executed by the owner thereof, in favor of Lessor, with respect to such Replacement Airframe and Engines, if any, and in the case of the latter, recorded pursuant to the Act; (ii) a supplement hereto, in form and substance satisfactory to Lessor, covering such Replacement Airframe and Engines, if any, duly executed by Lessee and recorded pursuant to the Act; (iii) such evidence of compliance with the insurance provisions of Section 11 with respect to such Replacement airframe and Engines, if any, as Lessor may reasonably request, including an independent insurance broker's report with Certificates of Insurance; (iv) an opinion of Lessee's counsel (and such other evidence of title as Lessor may reasonably request) to the effect that, upon such conveyance, Lessor is entitled to the benefits of 11 U.S.C. Section 1110 with respect to the Replacement Airframe and Engines, if any, and Lessor will acquire good and marketable title to such Replacement Airframe and Engines, if any, free and clear of all Liens other than the rights of Lessee hereunder and such Liens as are permitted by this Lease, and that such Replacement Airframe and Engines, if any, will be leased hereunder to the same extent as the Airframe and Engines, if any, replaced thereby; (v) a certificate signed by a duly authorized financial officer or executive of Lessee certifying that the representations and warranties made by Lessee contained in the Participation Agreement are true and accurate on and as of said date as though made on and as of said date and that, upon consummation of such replacement, no Event of Default (or other event which after lapse of time or notice or both would become an Event of Default) will exist hereunder; (vi) such documents and evidence with respect to Lessee, as Lessor, or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by this Section 10(d), the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth in this Section 10(d), in each case in form and substance satisfactory to Lessor, including evidence that the Replacement Aircraft has been duly certificated by the FAA as to type and airworthiness in accordance with the terms of this Lease and application for registration of the Replacement Aircraft in the name of Lessor has been duly made with the FAA and Lessee has temporary or permanent authority to operate the Replacement Aircraft; and (vii) evidence that all amounts payable by Lessee on or prior to said date pursuant to the provisions of this Lease shall have been paid in full. Upon full compliance by Lessee with the terms of this paragraph (d), Lessor will transfer to Lessee, without recourse or warranty (except for Lessor's Warranty and is subject to the disclaimer set forth in Section 4(a) hereof) all of Lessor's right, title and interest, if any, in and to the Aircraft with respect to which such Event of Loss occurred. No Event of Loss with respect to the Aircraft under the circumstances contemplated by the terms of this paragraph (d) shall result in any reduction in Basic Rent.

                 For all purposes of this Lease, each such Replacement Aircraft (together with any Engines constituting part of the Aircraft being replaced which were not installed on such Aircraft when the Event of Loss occurred) shall be deemed part of the property leased hereunder, and shall be deemed the "Aircraft" as defined herein.

                 (e) Application of Payments from Governmental Authorities for Requisition of Title. Any payments (other than insurance proceeds the application of which is provided for in Section 11) received at any time by Lessor or by Lessee from any governmental authority or other person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of the Airframe or any Engine, other than a requisition for use by the United States Government or any instrumentality or agency thereof (for purposes of this Section 10 called the "Government") not constituting an Event of Loss, will be applied as follows:

                          (i) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has been or is being replaced by Lessee as contemplated by Sections 10(b) and 10(d), such payments shall be paid over to, or retained by, Lessor and upon completion of such replacement be paid over to, or retained by Lessee; and

                         (ii) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has not been and will not be replaced as contemplated by Sections 10(b) and 10(d), so much of such payments remaining after reimbursement of Lessor for costs and expenses as shall not exceed the Stipulated Loss Value require to be paid by Lessee pursuant to Section 10(b), shall be paid to or retained by Lessor and applied in reduction of Lessee's obligation to pay such Stipulated Loss Value, if not already paid by Lessee, or, if already paid by Lessee, shall be paid to or retained by Lessee and applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payment remaining thereafter shall be retained by the Lessee; and

                        (iii) if such payments are received with respect to an Engine under circumstances contemplated by Section 10(c), so much of such payments remaining after reimbursement of Lessor for costs and expenses shall be paid over to, or retained by, Lessee provided that Lessee shall have fully performed the terms of Section 10(c) with respect to the Event of Loss for which such payments are made.

                 (f) Requisition for Use by the Government of the Airframe and the Engines Installed Thereon. In the event of the requisition for use by the Government of the Airframe and the Engines or engines installed on the Airframe during the Term, Lessee shall promptly notify Lessor of such requisition and all of Lessee's obligations under this Lease Agreement with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred provided that, if the Airframe and such Engines or engines are not returned by the Government prior to the end of the Term, Lessee shall be obligated to return the Airframe and such Engines or engines to Lessor pursuant to, and in all other respects to comply with the provisions of, Section 5 promptly upon their return by the Government. All payments received by Lessor or Lessee from the Government for the use of the Airframe and such Engines or engines during the Term shall be paid over to, or retained by, Lessee; and all payments received by Lessor or Lessee from the Government for the use of the Airframe and such Engines or engines after the Term shall be paid over to, or retained by, Lessor.

                 (g) Requisition for Use by the Government of an Engine. In the event of the requisition for use by the Government of any Engine, Lessee will replace such Engine hereunder by complying with the terms of Section 10(c) to the same extent as if an Event of Lose had occurred with respect to such Engine, and any payments received by Lessor or Lessee from the Government with respect to such requisition shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed the terms of Section 10(c) with respect to the Engine requisitioned for use for which such payments are made.

                 (h) Application of Payments During Existence of Event of Default. Any amount referred to in clause (i), (ii) or (iii) of Section 10(e),
Section 10(f) or Section 10(g) which is payable to Lessee shall not be paid to Lessee, or if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment an Event of Default, or any event which after lapse of time or the giving of notice or both would constitute an Event of Default, shall have occurred and be continuing, but shall be paid to and held by Lessor as security for the obligations of Lessee under this Lease, and at such time as the following shall be true and Lessor shall receive a certificate of an officer of Lessee stating that there is not continuing any such Event of Default or event which after lapse of time or the giving of notice or both would become an Event of Default, all such amounts paid during such Event of Default in excess of Basic Rent shall be paid to Lessee.


                 Section 11. Insurance

                 (a) Airlines Public Liability and Property Damage Insurance. Lessee will carry at its own expense airlines public liability insurance (which shall include contractual liability insurance) including passenger legal liability and property damage insurance with respect to the operation of the Aircraft (i) in amounts which are not lest than the public liability and property damage insurance applicable to similar aircraft and engines which comprise Lessee's fleet on which Lessee carries insurance; (ii) of the type usually carried by corporations engaged in the same or a similar business, similarly situated with Lessee, and owning or operating similar aircraft and engines; and (iii) which is maintained in effect with insurers of recognized responsibility.

                 Furthermore, any policies of insurance carried in accordance with this Section 11(a), and any policies taken out in substitution or replacement for any of such policies (A) shall be amended to name Lessor (in the case of any manufacturers of the Aircraft or Engines, not in their capacities as such), its assigns and officers, directors, shareholders, agents, employees and servants as additional insured(s) (Additional Insureds), (B) shall provide that in respect of the interests of Lessor in such policies the insurance shall not be invalidated by any action or inaction of Lessee and shall insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee, and (C) shall provide that if such insurance is cancelled for any reason, or any substantial change is made in the coverage which affects the interests of Lessor or if such insurance is allowed to lapse for nonpayment of premium, Lessee will cause to be sent to Lessor immediate notification of such cancellation, change or lapse which cancellation, change or lapse shall not be effective as to the Lessor for thirty (30) days, except seven (7) days or such shorter period as from time to time may be customarily obtainable in the industry, in the case of war risk or allied perils coverage, after receipt by the Lessor of written notice from such insurers of such cancellation change or lapse.

                 Each liability insurance policy (1) shall be primary without right of contribution from any other insurance which is carried by any Additional Insureds with respect to its interest as such in each Aircraft, (2) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each Additional Insureds, and (3) shall contain other provisions as required by (f) hereof.

                 (b) Insurance Against Loss or Damage to Aircraft. Subject to the rights of Lessee to establish and maintain self-insurance with respect to loss or damage to the Aircraft as hereinafter provided, Lessee shall maintain in effect with insurers of recognized responsibility, at its own expense, all-risk aircraft hull insurance covering the Aircraft and ground property insurance with respect to any Engines or Parts while removed from the Aircraft. Lessee shall also maintain war risk and allied perils hull insurance if the Aircraft is operated on routes where the custom in the industry or Lessee's practice is to carry war risk and allied perils hull insurance. Such war risk and allied perils hull insurance will be of the type and in substantially the amount usually carried by airlines similarly situated with Lessee; provided that such all-risk and war risk and allied perils insurance (including the permitted self-insurance) shall at all times while the Aircraft is subject to this Lease be for an amount not less than the Stipulated Loss Value for the Aircraft (as from time to time determined). Provision in the aircraft hull insurance for deductible amounts per occurrence shall be permitted in addition to self insurance; provided that such deductible amount shall not exceed the greater of: (i) the deductible amounts carried by United States airlines operating similar aircraft, or (ii) the greater of $600,000 or two (2%) percent of the insured value of the Aircraft (except that in the case of damage to Engines caused by ingestion, such deductible amounts may not be in excess of four (4%) percent of the insured value).

                 Lessee may self-insure the risks required to be insured against pursuant to this Section 11 to a reasonable level. The self-insurance with respect to all of the aircraft in the Lessee's fleet may not exceed for any twelve-month-policy year, the lesser of (i) $12,000,000 (or the largest replacement value of any single aircraft on which Lessee carries insurance, if such value is greater than $12,000,000), or (ii) one and one-half (1-1/2%) percent of the average aggregate insurable value of Lessee's fleet for the preceding year.

                 Any policies carried in accordance with this Section 11(b) covering the Aircraft and any policies taken out in substitution or replacement for any such policies shall (A) be amended to name Lessor as loss payee as its interests may appear as Owner and Lessor, (B) provide that in respect of the interest of Lessor, the insurance shall not be invalidated by any action or inaction of Lessee and shall insure Lessor's interest, regardless of any breach or violation by Lessee of any warranties, declarations or conditions contained in such policies, (C) provide for a waiver of subrogation in respect of Lessor,
(D) provide that if such insurance is cancelled for any reason whatsoever, or any substantial change is made in the coverage which affects the interest of the Lessor, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Lessor for 30 days (seven days, or such shorter period as may from time to time be customarily obtainable in the industry, in the case of any war risk and allied perils coverage) after receipt by the Lessor of written notice from such insurers of such cancellation, change or lapse, and (E) be primary and without right of contribution from other insurance which may be available to the Lessor.

                 In the case of a lease or contract with the United States of America or any agency or instrumentality thereof in respect of the Aircraft, a valid agreement by the United States of America or such agency or instrumentality to indemnify Lessee against the same risks which Lessee is required hereunder to insure against in an amount at least equal to the Stipulated Loss Value of the Aircraft from time to time shall be considered adequate insurance with respect to the Aircraft while subject to such lease or contract, to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

                 (c) Proceeds of Insurance. As between Lessor and Lessee it is agreed that all insurance payments received under policies required to be maintained by Lessee hereunder, exclusive of any payments received in excess of the Stipulated Loss Value for the Aircraft, as the result of the occurrence of an Event of Loss with respect to the Airframe or any Engine will be applied as follows:

                          (i) if such payments are received with respect to the Airframe or Airframe and Engines or engines installed on the Airframe that has been or is being replaced by Lessee, such payments shall be paid over to, or retained by, Lessor, and upon completion of such replacement be paid over to, or retained by Lessee; and

                         (ii) if such payments are received with respect to the Airframe or Airframe and Engines or engines installed on the Airframe that has not been and will not be replaced, so much of such payments remaining after reimbursement of Lessor for costs and expenses shall be applied in reduction of Lessee's obligations pursuant to Section 10(b)(ii) hereof, if not already paid by Lessee, or, if payment for such obligations has been already made by Lessee, shall be applied to reimburse Lessee for such payment, and the balance, if any, will be paid over to, or retained by, Lessee; and

                        (iii) if such payments are received with respect to an Engine replaced pursuant to Section 10(c) hereof, so much of such payments remaining after reimbursement of Lessor for costs and expenses shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed the terms of Section 10(c) with respect to such Engine;

provided, however, if at the time of such payment an Event of Default or an event which but for the giving of notice or lapse of time would constitute an Event of Default shall have occurred and be continuing, such insurance payments shall be paid to the Lessor and either (i) held by the Lessor as security for the obligations of the Lessee under this Agreement, or (ii) applied by the Lessor on behalf of the Lessee for repairs or for replacement property in accordance with the terms of Sections 7 and 10 hereof. At such time as there shall not be continuing any such Event of Default or event which with the lapse of time or giving of notice or both would become an Event of Default, the Lessor will pay to the Lessee any such amount then held by the Lessor.

                 As between Lessor and Lessee the insurance payments with respect to any property damage not constituting an Event of

Loss with respect to the Airframe or an Engine shall be retained by the Lessee, provided that Lessee repairs or causes to be repaired such damage in accordance with the provisions hereof.

                 (d) Reports, etc. In the case of the Aircraft, (i) on or before the Delivery Date thereof, and upon each renewal or change of insurance, Lessee will furnish to Lessor certificates of the insurer or insurers (or their authorized representatives) stating the amounts and types of insurance in force as to the Aircraft, and (ii) on or before the Delivery Date thereof and annually on the anniversary date hereof, Lessee will furnish to Lessor a report signed by a fire of independent aircraft insurance brokers, appointed by Lessee and not objected to by Lessor, stating the opinion of such firm to the effect that Lessee's insurance coverage complies with the insurance requirements of this Section, provided, that all information contained therein shall be held confidential by Lessor and shall not be furnished to anyone other than as necessary to any affiliate of Lessor, who shall also hold such information confidential and shall not furnish or disclose such information to anyone, except, in each case as may be required by an order of any court or administrative agency or by any statute, rule, regulation or final order of any governmental authority. In the event that Lessee shall fail to maintain insurance as herein provided, Lessor may at its option, provide such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, for the cost thereof.

                 (e) Insurance for Own Account. Nothing in this Section shall limit or prohibit the Lessor or the Lessee from obtaining insurance for its own account; and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained pursuant to this Section.

                 (f) General Requirements. Any policies carried in accordance with this Section 11 and any policies taken out in substitution or replacement for any such policies shall (A) be primary and without right of contribution from other insurance which may be available to Lessor or any Additional Insured and shall expressly provide that all the provisions thereof, except limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, (B) waive any right of the insurers to any setoff, recoupment, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Lessee or the Additional Insureds, (C) provide that the Additional Insureds shall not be liable for any insurance premium of the Lessee arising out of or resulting from this Agreement and (D) specifically refer to this Section 11. The Lessee will cause such insurers to advise the Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which they have knowledge and which might invalidate on render unenforceable, in whole or in part, any insurance on the Aircraft.


                 Section 12. Inspection

                 At all reasonable times Lessor or its authorized representatives may inspect the Aircraft and the books and records of Lessee relative thereto. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.


                 Section 13. Assignment

                 Except as otherwise provided in Section 7(b) or in the case of any requisition by the United States of America referred to in Section 10(f), Lessee will not, without prior written consent of Lessor, assign any of its rights hereunder. The terms and provisions of this Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns.

                 Section 14. Events of Default

                 The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any Judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

                 (a) Failure to Pay Rent. Lessee shall fail to make any payment of Rent within ten (10) days after the same shall have become due; or

                 (b) Failure to Carry Insurance. Lessee shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 11 provided that, in the case of insurance with respect to which cancellation, change, or lapse for nonpayment of premium shall not be effective as to Lessor for thirty (30) days (seven (7) days, or such shorter period as may from time to time be customarily obtainable in the industry, in the case of any war risk and allied perils coverage) after receipt of notice by Lessor of such cancellation, change, or lapse, no such failure to carry and maintain insurance shall constitute an Event of Default hereunder until the earlier of (i) the date such failure shall have continued unremedied for a period of fifteen (15) days (three (3) days or 24 hours less than any shorter notice period in the case of any war risk and allied perils coverage) after receipt by Lessor of the notice of cancellation, change, or lapse referred to in Section 11(a)(C) or 11(b)(D) hereof or (ii) such insurance not being in effect as to either of Lessee or Lessor; or

                 (c) Public Liability Insurance not in Effect. Lessee shall operate any Aircraft at a time when public liability insurance required by Section 11(a) shall not be in effect; or

                 (d) Failure to Perform Covenants. Lessee shall (i) fail to comply with its obligations under clause (i) of Section 7(a) hereof; or (ii) fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder or under the Participation Agreement, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof to Lessee; or

                 (e) Incorrect Representation or Warranty. Any representation or warranty made by Lessee herein or in the Participation Agreement or in any document or certificate furnished by Lessee in connection herewith or pursuant hereto shall at any time prove to have been incorrect in any material respect at the time made or deemed to have been made; or

                 (f) Entry of a Decree in Bankruptcy. The entry of a decree or order for relief by a court having Jurisdiction in the premises in respect of Lessee in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Lessee or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof; or

                 (g) Commencement of a Voluntary Case in Bankruptcy. The commencement by Lessee of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Lessee or of any substantial part of its property, or the making by it of any general assignment for the benefit of creditors, or the failure of Lessee generally to pay its debts as such debts become due (within the meaning of 11 U.S.C. Section 303(h)), or the taking of corporate action by Lessee in furtherance of any of the foregoing; or

                 (h) Undischarged Final Judgment in Excess of $1,000,000. Final judgment for the payment of money in excess of $1,000,000 shall be rendered against Lessee and the same shall remain undischarged for a period of sixty (60) days during which execution of such judgment shall not be effectively stayed; or

                 (i) Acceleration of Indebtedness Exceeding $5,000,000. The Lessee shall fail to pay an indebtedness of the Lessee for borrowed money or the deferred purchase price of property or the rental of any personal property (excluding the Lessee's obligations hereunder), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such payment and the maturity of such indebtedness, deferred purchase price or rental shall have been accelerated by the holder or holders thereof or such payment shall not be made at final maturity and the aggregate amount over the term of this Lease, whether or not later repaid or pardoned, of all such indebtedness, deferred purchase price or rental which shall have been so accelerated or which shall not have been made at final maturity shall equal or exceed $5,000,000; or

                 (j) Failure to Remain Air Carrier. The Lessee shall fail to remain an "air carrier" as that term is used in 11 U.S.C. Section 1110; or

                 (k) Voluntary Suspension of Airline Operations. The Lessee shall voluntarily suspend all or substantially all of its commercial airline operations (except a suspension resulting from a labor action) or the franchises, concessions, permits, rights or privileges require for the conduct of the business and operations of the Lessee shall be revoked, cancelled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result thereof the preponderant business activity of the Lessee shall cease to be that of a commercial airline.

                 Promptly after Lessee has knowledge thereof, Lessee shall give Lessor notice of any event that has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the lapse of time or the giving of notice or both.


                 Section 15. Remedies

                 Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default; and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may do one or more of the following with respect to all or any part of the Airframe or any and all Engines as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

                 (a) Return of Airframe and Engines. Cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, all or such part of the Airframe or any Engine as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of,
Section 5 as if the Airframe or Engine were being returned at the end of the Term, or Lessor, at its option, may enter upon the premises where all or any part of the Airframe or any Engine is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe), subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that the Airframe with an engine (which is not an Engine) installed thereon may be flown only to a location within the continental United States, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the provisions of Section 5(e), by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and Lessee expressly waives any right it may have under applicable law to a hearing prior to repossession of the Aircraft, Airframe or any Engine;

                 (b) Sale of Airframe or Engines. With or without taking possession thereof, sell all or any part of the Airframe or any Engine at public or private sale at such times and places and to such Person or Persons, with or without advertisement, for cash or upon credit, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of such Airframe or Engine as Lessor in its sole discretion, may determine, all free and clear of any rights of Lessee except as hereinafter set forth in this Section 15 and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto;

                 (c) Liquidated Damages. Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to all or any part of the Airframe or any Engine, Lessor, by written notice to Lessee specifying a payment date (which shall also be the date on which Stipulated Loss Value is determined under (i) or (ii) below) which shall be a date not earlier than ten
(10) days from the date of such notice, may demand Lessee to pay to Lessor, and Lessee shall pay Lessor, on the payment date specified In such notice, as liquidated damages for lose of a bargain and not as a penalty (in lieu of Basic Rent for the Aircraft due on or after the date specified for payment in such notice), in addition to all Basic Rent due up to such date, the following:

                          (i) in the event that the Aircraft, Airframe or such Engine has been sold, Stipulated Loss Value less the net proceeds of such sale; or

                          (ii) in the event the Aircraft, Airframe or such Engine is being re-leased by Lessor to another lessee, for the whole, or any portion of the remaining Initial and Base Lease Term, Stipulated Loss Value less the present value of such rentals under such lease through the end of the Base Lease Term, and in the event that there are subsequent re-lease agreements entered into prior to the end of the Base Lease Term, such subsequent re-lease rentals through the end of the Base Lease Term shall be paid to Lessee as received by Lessor. If Lessor sells the Aircraft either before or after any re-lease period or periods, but before the end of the Base Lease Period, Lessee shall receive the net sales proceeds of such sale;

provided, however, that any payments to Lessee or reductions from payments of Stipulated Loss Value due from Lessee shall not be made until Lessor shall have been paid in full Stipulated Loss Value and, provided further, however, that the total of the present value, as of the date of determination of Stipulated Loss Value, of all credits and payments to Lessee pursuant to (i) and (ii) above, shall not exceed Stipulated Loss Value. The present value of any re-lease rentals or sales proceeds shall be determined using a discount rate equal to the sum of two (2%) percent plus a rate equal to the average of the latest two weeks of the Ten Year Treasury Constant Maturity Rate as contained in the most recent Federal Reserve Statistical Release H.15 published by the Board of Governors of the Federal Reserve System (or any successor publication thereto) prior to the Delivery Date for the Aircraft.

                 (d) Other Remedies. Lessor may terminate this Lease Agreement as to the Airframe or any and all Engines or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of Section 5 or in placing the Airframe or such Engine in the condition and airworthiness. required by such Section. At any sale of the Airframe or an Engine or part thereof pursuant to this Section 15, Lessor may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity, and the exercise or beginning of exercise of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by

Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Airframe or any Engine or part thereof in mitigation of Lessor's damages as set forth in this Section or which may otherwise limit or modify any of Lessor's rights or remedies under this Section 15.

                 Section 16. Federal Bankruptcy Act.

                 Pursuant to the provisions of 11 U.S.C. Section 1110, or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, the title of Lessor to the Aircraft, Airframe and each Engine and any right of Lessor to take possession of the Aircraft, Airframe and each Engine in compliance with the provisions of this Lease shall not be affected by the provisions of the Federal bankruptcy laws, as amended from time to time.


                 Section 17. Further Assurances; Financial Information

                 Forthwith upon the execution and delivery of each Lease Supplement, Lessee will cause such Lease Supplement (and, in the case of the initial Lease Supplement, this Lease as well) to be duly filed and recorded in accordance with the Act. In addition, Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if requested by Lessor, at the expense of Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Airframe or Replacement Engine and the recording or filing of counterparts hereof, in accordance with the laws of such Jurisdictions as Lessor may from time to time deem advisable, provided that this sentence is not intended to impose upon Lessee any additional liabilities not otherwise contemplated by this Lease. Lessee also agrees to furnish Lessor (i) within sixty (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such period; (ii) within 120 days after the close of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such fiscal year, as certified by independent public accountants, including their certificate and accompanying comments;
(iii) within 120 days after the close of each fiscal year of Lessee, a certificate of Lessee, signed by a duly authorized financial officer of Lessee to the effect that the signer has reviewed the relevant terms of this Lease and has made, or caused to be made under his supervision, a review of the transactions and condition of Lessee during the accounting period covered by the financial statements referred to in clause (ii) above, and that such review has not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto, together with a certificate of Lessee as to the condition of the Aircraft; and (iv) from time to time such other information as Lessee sends to its lenders (except periodic reports that may be sent more frequently than quarterly).


                 Section 18. Notices

                 All notices required under the terms and provisions hereof shall be in writing by telex, teletype, telecommunication or other customary means of business communication; if by writing, any such notice shall become effective when received, addressed (i) if to Lessee, at 605 Third Avenue, New York, New York 10158, Attention: Vice President and Treasurer, or at such other address as Lessee shall from time to time designate in writing to Lessor; and
(ii) if to Lessor, c/o UT Credit Corporation, United Technologies Building, Hartford, Connecticut, 06101, Attention: Treasurer, or at such other address as Lessor shall from time to time designate in writing to Lessee.


                 Section 19. No Setoff; Counterclaim; etc.

                 Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the Manufacturer, Pratt & Whitney Aircraft or anyone else for any reason whatsoever (including any thereof based upon or relating to Lessor's representations or warranties in
Section 4 hereof or elsewhere); (ii) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee; or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees to pay to Lessor an amount equal to each Basic Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee. Lessee will not seek to recover all or any part of any such payment of Rent from Lessor for any reason whatsoever.

                 Section 20. Purchase Option and Renewal Option

                 (a) Purchase Option. In the case of the Aircraft, upon not less than eight (8) months' prior written notice from Lessee to Lessor, Lessee may, on the last Business Day of the Base Lease Period if no Event of Default (or other event or condition which after lapse of time or notice or both would become an Event of Default) hereunder shall have occurred and be continuing on such day and the last payment of Rent required to be paid hereunder on or before such day shall have been made, elect to purchase the Aircraft at a purchase price equal to the fair market value for the Aircraft determined by mutual consent of Lessor and Lessee or, if they shall be unable to agree, by Independent Appraisal. Such election to purchase shall be revocable by Lessee (by written notice from Lessee to Lessor) until a date which shall be no later than six (6) months before the end of the Base Lease Period at which time such election to purchase shall become irrevocable. Upon receipt of the purchase price (in the type of funds and in the manner specified in Section 3(d) hereof) for the Aircraft, Lessor will transfer to Lessee, without recourse or warranty (except for Lessor's Warranty and subject to the disclaimer set forth in Section 4(a) hereof), all of Lessor's right, title and interest in and to the Aircraft.

                 (b) Renewal Option. Lessee shall have the right, subject to the provisions set forth herein, to elect to extend this Lease in respect of the Aircraft for one period of one, two, three, or four years, such period commencing on the date immediately following the final day of the Base Lease Period (such period being hereinafter referred to as the "Renewal Period"). Such election to renew shall be exercised upon written notice (such notice to specify whether the term of such Renewal Period shall be one, two, three, or four years) from Lessee to Lessor given not less than eight (8) months prior to the final day of the Base Lease Period which election to renew shall be revocable (by written notice from Lessee to Lessor) until a date which shall be six (6) months before the end of the Base Lease Period, at which time such election to renew shall become irrevocable and, if, on the last day of the Base Lease Period, no Event of Default shall have occurred and be continuing and no payment ia due and owing under the Participation Agreement, then this Lease shall be extended for the Renewal Period specified in Lessee's notice, on the same conditione provided for herein, at a rental rate equal to the fair market rental value for such Aircraft determined by mutual consent of Lessor and Lessee or, if they shall be unable to agree, as determined by an Independent Appraisal.

                 (c) Determination of Fair Value. If Lessee elects either to purchase the Aircraft or to renew this Lease with respect to the Aircraft pursuant to this Section 20 and the parties do not determine a fair market purchase price or fair market rental value, as the case may be, with respect to the Aircraft by mutual consent by the date which is three months prior to the expiration of the Base Lease Term then such purchase price or rental value shall be determined by an Independent Appraisal and each party shall have 15 days from such date to appoint an appraiser, instructing such appraiser that such Independent Appraisal must be completed not less than 15 days prior to the end of the Base Lease Term.

                 Section 21. Not Applicable.


                 Section 22. Lessor's Right to Perform for Lessee

                 If Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Incentive Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand provided, however, that no such payment, performance or compliance by Lessor shall (i) be deemed to have satisfied the obligation of Lessee to make such payment or to perform or comply with such agreement, as the case may be, unless and until Lessee shall have paid all such Supplemental Rent as may be payable pursuant to this Section 22 by reason of such failure; or (ii) be deemed waiver of Lessor's rights and remedies against Lessee hereunder.

                 Section 23. Maintenance of Certain Engines

                 Notwithstanding anything to the contrary contained herein, an aircraft engine which is not an Engine, but which is installed on the Airframe, shall be maintained in accordance with Sections 7(a) and 8 hereof.

                 Section 24. Investment of Security Funds; Miscellaneous

                 Any monies required to be paid to or retained by Lessor which are not required to be paid to Lessee pursuant to Section 1O(e) or 11(c) hereof solely because an Event of Default hereunder (or other event which after notice or lapse of time or both would constitute such an Event of Default) shall have occurred, or which are required to be paid to Lessee pursuant to Section 1O(e) or 11(c) hereof after completion of a replacement to be made pursuant to
Section 1O(b) hereof shall, until paid to Lessee as provided in Section 10 or 11 hereof or applied as provided herein, be invested by Lessor from time to time as directed in writing by Lessee and at the expense of Lessee (i) in obligations of the United States Government maturing within ninety (90) days,
(ii) in repurchase agreements fully collateralized by such obligations, (iii) in certificates of deposit maturing within ninety (90) days issued by commercial banks organized under the laws of the United States or of any political subdivision thereof and having commercial paper rated P1 by Moody's Investors Service, Inc. or A1 by Standard & Poor's Corp. (provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not be in excess of the lesser of $10,000,000 or 5% of such bank's capital and surplus) or (iv) in commercial paper rated P1 by Moody's Investors Service, Inc., or A1 by Standard & Poor's Corp. at the time of purchase thereof. There shall be promptly remitted to Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless an Event of Default (or other event which after lapse of time or notice or both would become an Event of Default shall have occurred and be continuing and Lessee will promptly pay to Lessor, on demand, the amount of any loss of principal realized as the result of any such investment together with and fees, commissions and other expenses, if any, incurred in connection with such investment).

                 Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft except as lessee only. The section and paragraph headings in this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereto and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease. This Lease has been delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

                 IN WITNESS WHEREOF, Lessor and Lessee have each caused this Agreement to be duly executed as of the day and year first above written.


                                           LESSOR

                                           DC-9T-III, INC.



                                           By:   /s/ Scott W. Cleveland
                                              ---------------------------------
                                           Title: Vice President


                                           LESSEE

                                           TRANS WORLD AIRLINES, INC.


                                           By:   /s/ [signature]
                                              ---------------------------------
                                           Title:  Vice President and Treasurer

                                                                       EXHIBIT A

                             LEASE SUPPLEMENT NO. 1

                 LEASE SUPPLEMENT NO. 1 dated ____________, 1984 between DC-9T-III, Inc., a Delaware Corporation ("Lessor"), and Trans World Airlines, Inc., a Delaware corporation ("Lessee").

                 Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of March 15, 1984 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for execution and delivery from time to time of Lease Supplements each substantially in the form hereof for the purpose of leasing each Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

                 The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

                 NOW, THEREFORE, in consideration of the premise. and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                 1. Lessor hereby delivers and leases to Lessee under the Lease Agreement and Lessee hereby accepts and leases from Lessor under the Lease Agreement, the following described McDonnell Douglas Model DC-9-82 Aircraft ("Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following components:

                 (i) airframe U.S. Identification Number ___________; manufacturer's serial No. ______________;

                 (ii) two (2) Pratt & Whitney Aircraft Model JT8D-217A engines bearing, respectively; manufacturer's serial Nos. ____________ and ____________ (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                 2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement as set forth in the opening paragraph hereof.

                 3. The Initial Lease Period for the Delivered Aircraft shall commence on the Delivery Date and shall end on ____________, 1989.

                 4. Lessee hereby agrees to pay Lessor Basic Rent for the Delivered Aircraft during the Initial Lease Period in 60 payments, monthly in advance, of $ ________ each and thereafter, the Base Lease Period, in 156 payments, monthly in advance, of $ ____________ each.

                 5. Lessee hereby confirms to Lessor that the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of Section 7(c) of the Lease Agreement and that Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement, as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens except such Liens as are covered by Lessor's Warranty.

                 6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

                 IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered in the State of New York.

                                             LESSOR

                                             DC-9T-III, INC.



                                             By:  ______________________________
                                                   Title:


                                             LESSEE

                                             TRANS WORLD AIRLINES, INC.

                                             By:  ______________________________
                                             Title: Vice President and Treasurer

                                                                       EXHIBIT B

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                   1                                                   101.5

                   2                                                   102.1

                   3                                                   102.7

                   4                                                   103.2

                   5                                                   103.7

                   6                                                   104.2

                   7                                                   104.8

                   8                                                   105.2

                   9                                                   105.7

                   10                                                  106.2

                   11                                                  106.6

                   12                                                  107.1

                   13                                                  107.5

                   14                                                  104.5

                   15                                                  104.8

                   16                                                  105.1

                   17                                                  105.5

                   18                                                  105.8

                   19                                                  106.1

                   20                                                  106.4

                   21                                                  106.7

                   22                                                  107.0

                   23                                                  107.3

                   24                                                  107.6

                   25                                                  107.9

                   26                                                  106.2

                   27                                                  106.5

                   28                                                  106.8

                   29                                                  107.0

                   30                                                  107.3

                   31                                                  107.6

                   32                                                  107.9

                   33                                                  108.2

                   34                                                  108.4

                   35                                                  108.7

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                   36                                                  109.0

                   37                                                  109.2

                   38                                                  107.5

                   39                                                  107.7

                   40                                                  108.0

                   41                                                  108.3

                   42                                                  108.5

                   43                                                  108.8

                   44                                                  109.0

                   45                                                  109.2

                   46                                                  109.5

                   47                                                  109.7

                   48                                                  109.9

                   49                                                  110.2

                   50                                                  108.4

                   51                                                  108.6

                   52                                                  108.9

                   53                                                  109.1

                   54                                                  109.3

                   55                                                  109.5

                   56                                                  109.8

                   57                                                  110.0

                   58                                                  110.4

                   59                                                  110.7

                   60                                                  111.0

                   61                                                  111.8

                   62                                                  109.4

                   63                                                  109.5

                   64                                                  109.4

                   65                                                  109.2

                   66                                                  109.1

                   67                                                  109.0

                   68                                                  108.8

                   69                                                  108.6

                   70                                                  108.4

                   71                                                  108.1

                   72                                                  107.8

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                   73                                                  107.5

                   74                                                  107.2

                   75                                                  106.9

                   76                                                  106.6

                   77                                                  106.2

                   78                                                  105.9

                   79                                                  105.5

                   80                                                  105.1

                   81                                                  104.7

                   82                                                  104.3

                   83                                                  103.9

                   84                                                  103.5

                   85                                                  103.1

                   86                                                  102.6

                   87                                                  102.2

                   88                                                  101.8

                   89                                                  101.4

                   90                                                  100.9

                   91                                                  100.5

                   92                                                  100.0

                   93                                                   99.6

                   94                                                   99.2

                   95                                                   98.7

                   96                                                   98.3

                   97                                                   97.8

                   98                                                   97.4

                   99                                                   96.9

                  100                                                   96.5

                  101                                                   96.0

                  102                                                   95.5

                  103                                                   95.1

                  104                                                   94.6

                  105                                                   94.1

                  106                                                   93.7

                  107                                                   93.2

                  108                                                   92.7

                  109                                                   92.2

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  110                                                   91.7

                  111                                                   91.3

                  112                                                   90.8

                  113                                                   90.3

                  114                                                   89.8

                  115                                                   89.3

                  116                                                   88.8

                  117                                                   88.3

                  118                                                   87.8

                  119                                                   87.3

                  120                                                   86.7

                  121                                                   86.2

                  122                                                   85.7

                  123                                                   85.2

                  124                                                   84.7

                  125                                                   84.1

                  126                                                   83.6

                  127                                                   83.1

                  128                                                   82.5

                  129                                                   82.0

                  130                                                   81.4

                  131                                                   80.9

                  132                                                   80.3

                  133                                                   79.8

                  134                                                   79.2

                  135                                                   78.7

                  136                                                   78.1

                  137                                                   77.6

                  138                                                   77.0

                  139                                                   76.4

                  140                                                   75.8

                  141                                                   75.3

                  142                                                   74.7

                  143                                                   74.1

                  144                                                   73.5

                  145                                                   72.9

                  146                                                   72.3

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  147                                                   71.7

                  148                                                   71.1

                  149                                                   70.5

                  150                                                   69.9

                  151                                                   69.3

                  152                                                   68.7

                  153                                                   68.1

                  154                                                   67.4

                  155                                                   66.8

                  156                                                   66.2

                  157                                                   65.6

                  158                                                   64.9

                  159                                                   64.3

                  160                                                   63.6

                  161                                                   63.0

                  162                                                   62.3

                  163                                                   61.7

                  164                                                   61.0

                  165                                                   60.4

                  166                                                   59.7

                  167                                                   59.0

                  168                                                   58.4

                  169                                                   57.7

                  170                                                   57.0

                  171                                                   56.3

                  172                                                   55.6

                  173                                                   54.9

                  174                                                   54.2

                  175                                                   53.5

                  176                                                   52.8

                  177                                                   52.1

                  178                                                   51.4

                  179                                                   50.7

                  180                                                   50.0

                  181                                                   49.3

                  182                                                   48.5

                  183                                                   47.8

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  184                                                   47.1

                  185                                                   46.3

                  186                                                   45.6

                  187                                                   44.8

                  188                                                   44.1

                  189                                                   43.3

                  190                                                   42.6

                  191                                                   41.8

                  192                                                   41.0

                  193                                                   40.2

                  194                                                   39.5

                  195                                                   38.7

                  196                                                   37.9

                  197                                                   37.1

                  198                                                   36.3

                  199                                                   35.5

                  200                                                   34.7

                  201                                                   33.9

                  202                                                   33.1

                  203                                                   32.3

                  204                                                   31.4

                  205                                                   30.6

                  206                                                   29.8

                  207                                                   28.9

                  208                                                   28.1

                  209                                                   27.3

                  210                                                   26.4

                  211                                                   25.5

                  212                                                   24.7

                  213                                                   23.8

                  214                                                   23.0

                  215                                                   22.1

                  216                                                   21.2

              End of Term
            and Thereafter:                                             20.0

                                                                       EXHIBIT C


               BEGINNING                                        PERCENT OF
                   OF                                              BASE
               MONTH NO.                                        LOSS COST
               ---------                                        ---------
                   1                                               101.5

                   2                                               102.0

                   3                                               102.6

                   4                                               103.1

                   5                                               103.5

                   6                                               104.0

                   7                                               104.4

                   8                                               104.8

                   9                                               105.3

                   10                                              105.7

                   11                                              106.0

                   12                                              106.4

                   13                                              106.8

                   14                                              103.9

                   15                                              104.2

                   16                                              104.4

                   17                                              104.7

                   18                                              105.0

                   19                                              105.3

                   20                                              105.5

                   21                                              105.8

                   22                                              106.0

                   23                                              106.2

                   24                                              106.5

                   25                                              106.7

                   26                                              105.0

                   27                                              105.2

                   28                                              105.4


                   29                                              105.6

                   30                                              105.9

                   31                                              106.1

                   32                                              106.3

                   33                                              106.5

                   34                                              106.7

                   35                                              106.9

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                   36                                                  107.1

                   37                                                  107.3

                   38                                                  105.5

                   39                                                  105.7

                   40                                                  105.9

                   41                                                  106.1

                   42                                                  106.2

                   43                                                  106.4

                   44                                                  106.6

                   45                                                  106.8

                   46                                                  106.9

                   47                                                  107.1

                   48                                                  107.2

                   49                                                  107.4

                   50                                                  105.5

                   51                                                  105.7

                   52                                                  105.8

                   53                                                  106.0

                   54                                                  106.1

                   55                                                  106.2

                   56                                                  106.4

                   57                                                  106.6

                   58                                                  106.8

                   59                                                  107.0

                   60                                                  107.3

                   61                                                  107.1

                   62                                                  104.6

                   63                                                  104.5

                   64                                                  104.4

                   65                                                  104.3

                   66                                                  104.1

                   67                                                  104.0

                   68                                                  103.9

                   69                                                  103.7

                   70                                                  103.6

                   71                                                  103.4

                   72                                                  103.3

               BEGINNING                                          PERCENT OF
                   OF                                                BASE
               MONTH NO.                                          LOSS COST
               ---------                                          ---------
                   73                                                  103.1

                   74                                                  102.9

                   75                                                  102.7

                   76                                                  102.5

                   77                                                  102.3

                   78                                                  102.1

                   79                                                  101.9

                   80                                                  101.7

                   81                                                  101.5

                   82                                                  101.2

                   83                                                  100.9

                   84                                                  100.7

                   85                                                  100.4

                   86                                                  100.1

                   87                                                   99.9

                   88                                                   99.6

                   89                                                   99.3

                   90                                                   99.0

                   91                                                   98.7

                   92                                                   98.4

                   93                                                   98.0

                   94                                                   97.7

                   95                                                   97.3

                   96                                                   97.0

                   97                                                   96.6

                   98                                                   96.2

                   99                                                   95.9

                  100                                                   95.5

                  101                                                   95.1

                  102                                                   94.7

                  103                                                   94.3

                  104                                                   93.8

                  105                                                   93.4

                  106                                                   93.0

                  107                                                   92.5

                  108                                                   92.1

                  109                                                   91.6

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  110                                                     91.1

                  111                                                     90.6

                  112                                                     90.1

                  113                                                     89.6

                  114                                                     89.1

                  115                                                     88.6

                  116                                                     88.1

                  117                                                     87.6

                  118                                                     87.0

                  119                                                     86.5

                  120                                                     85.9

                  121                                                     85.4

                  122                                                     84.8

                  123                                                     84.3

                  124                                                     83.7

                  125                                                     83.1

                  126                                                     82.5

                  127                                                     82.0

                  128                                                     81.4

                  129                                                     80.8

                  130                                                     80.2

                  131                                                     79.6

                  132                                                     79.0

                  133                                                     78.4

                  134                                                     77.8

                  135                                                     77.1

                  136                                                     76.5

                  137                                                     75.9

                  138                                                     75.3

                  139                                                     74.7

                  140                                                     74.0

                  141                                                     73.4

                  142                                                     72.8

                  143                                                     72.1

                  144                                                     71.5

                  145                                                     70.9

                  146                                                     70.2

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  147                                                   69.6

                  148                                                   68.9

                  149                                                   68.3

                  150                                                   67.6

                  151                                                   66.9

                  152                                                   66.3

                  153                                                   65.6

                  154                                                   64.9

                  155                                                   64.3

                  156                                                   63.6

                  157                                                   62.9

                  158                                                   62.2

                  159                                                   61.5

                  160                                                   60.8

                  161                                                   60.1

                  162                                                   59.4

                  163                                                   58.7

                  164                                                   58.0

                  165                                                   57.3

                  166                                                   56.6

                  167                                                   55.9

                  168                                                   55.2

                  169                                                   54.5

                  170                                                   53.7

                  171                                                   53.0

                  172                                                   52.3

                  173                                                   51.5

                  174                                                   50.8

                  175                                                   50.0

                  176                                                   49.3

                  177                                                   48.6

                  178                                                   47.8

                  179                                                   47.0

                  180                                                   46.3

                  181                                                   45.5

                  182                                                   44.8

                  183                                                   44.0

               BEGINNING                                              PERCENT OF
                   OF                                                    BASE
               MONTH NO.                                              LOSS COST
               ---------                                              ---------
                  184                                                   43.2

                  185                                                   42.4

                  186                                                   41.6

                  187                                                   40.8

                  188                                                   40.1

                  189                                                   39.3

                  190                                                   38.5

                  191                                                   37.7

                  192                                                   36.8

                  193                                                   36.0

                  194                                                   35.2

                  195                                                   34.4

                  196                                                   33.5

                  197                                                   32.8

                  198                                                   31.9

                  199                                                   31.1

                  200                                                   30.2

                  201                                                   29.4

                  202                                                   28.6

                  203                                                   27.7

                  204                                                   26.8

                  205                                                   26.0

                  206                                                   25.1

                  207                                                   24.3

                  208                                                   23.4

                  209                                                   22.5

                  210                                                   21.6

                  211                                                   20.7

                  212                                                   19.8

                  213                                                   18.9

                  214                                                   18.1

                  215                                                   17.2

                  216                                                   16.3

              End of Term
            and Thereafter:                                             15.0

                                                                       EXHIBIT D


                       Foreign Air Carriers Constituting
                           Permitted Sublessees Under
                         Section 7(b)(ix) of the Lease

                       _________________________________

                           Aeromexico
                           Air Canada
                           Air France

                           Air New Zealand
                           Alitalia
                           Austrian Airlines

                           British Airways
                           British Caledonian Airways
                           CP Air

                           Finnair
                           Iberia
                           Japan Air Lines

                           KLM-Royal Dutch Airlines
                           Kuwait Airways
                           Lufthansa German Airlines

                           Qantas Airways
                           Sabena-Belgian Airlines
                           SAS-Scandinavian Airlines

                           Singapore Airlines
                           Swissair
                           Varig-Brazil
                           Viasa-Venezuela

                           Any successor to any such
                           foreign air carrier

                             LEASE SUPPLEMENT NO. 1

                 LEASE SUPPLEMENT NO. 1 dated March 22, 1984 between DC-9T-III, Inc., a Delaware Corporation ("Lessor"), and Trans World Airlines, Inc., a Delaware corporation ("Lessee").

                 Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of March 15, 1984 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for execution and delivery from time to time of Lease Supplements each substantially in the form hereof for the purpose of leasing each Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

                 The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

                 NOW, THEREFORE, in consideration of the premise. and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                 1. Lessor hereby delivers and leases to Lessee under the Lease Agreement and Lessee hereby accepts and leases from Lessor under the Lease Agreement, the following described McDonnell Douglas Model DC-9-82 Aircraft ("Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following components:

                 (i) airframe U.S. Identification Number N913TW; manufacturer's serial No. 49184;

                 (ii) two (2) Pratt & Whitney Aircraft Model JT8D-217A engines bearing, respectively; manufacturer's serial Nos. P709733D, and P709734D (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                 2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement as set forth in the opening paragraph hereof.

                 3. The Initial Lease Period for the Delivered Aircraft shall commence on the Delivery Date and shall end on March 21, 1989.

                 4. Lessee hereby agrees to pay Lessor Basic Rent for the Delivered Aircraft during the Initial Lease Period in 60 payments, monthly in advance, of $210,000 each and thereafter, the Base Lease Period, in 156 payments, monthly in advance, of $225,000 each.

                 5. Lessee hereby confirms to Lessor that the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of Section 7(c) of the Lease Agreement and that Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement, as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens except such Liens as are covered by Lessor's Warranty.

                 6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

                 IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered in the State of New York.

                                             LESSOR

                                             DC-9T-III, INC.



                                             By:   /s/ Scott W. Cleveland
                                                 -------------------------------
                                                   Title: Vice President


                                             LESSEE

                                             TRANS WORLD AIRLINES, INC.

                                             By:   /s/ [signature]
                                                 -------------------------------
                                             Title: Vice President and Treasurer

                                                                       DC-9T-III

                              AMENDMENT AGREEMENT


         This AMENDMENT AGREEMENT dated as of December 15, 1986 between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Lessee") and DC-9T-III, INC., a Delaware Corporation (the "Lessor") WITNESSETH:

         WHEREAS, the Lessor and Lessee are parties to a Participation Agreement and a Lease Agreement, each dated as of March 15, 1984;

         WHEREAS, pursuant to the Lease, Lessor leased the Aircraft to Lessee (the capitalized terms used herein without definition having the respective meanings ascribed to them in the Lease);

         WHEREAS, the Lease, to which was attached Lease Supplement No. 1 dated March 22, 1984, was recorded with the FAA on April 26, 1984 as Conveyance No. S47200.

         WHEREAS, the parties acknowledge, for purposes of reference, that the Aircraft consists of (i) one McDonnell Douglas Model DC-9-82 airframe, bearing U.S. Identification Number N913TW and manufacturer's serial No. 49184; and (ii) two Pratt & Whitney Model JT8D-217A engines bearing, respectively, manufacturer's serial Nos. P709733D and P709734D; and

         WHEREAS, the parties desire to amend the Lease, Lease Supplement and Participation Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby consent and agree as follows:

         1. Section 1 of the Lease is amended by deleting the definition of "Initial Lease Period" and inserting in lieu thereof the following:

                 "'Initial Lease Period' means the period commencing on the Delivery Date for the Aircraft and ending on December 21, 1986."

         2.      Section 3(a) of the Lease is amended to read as follows:

                 "(a)     Term for Aircraft.  The Term for the Aircraft shall
                 consist of (i) the Initial Lease Period; (ii) the Base Lease Period; and (iii) upon written notice given at least six (6) months prior to the end of the Base Lease Period, any Renewal Period elected by the Lessee pursuant to Section 20(b) hereof."

         3. The Stipulated Loss Value and Termination value Schedules attached to the Lease are deleted in their entirety and replaced with the Stipulated Loss Value and Termination Value Schedules attached hereto as Exhibits A and B, respectively.

         4. Section 3 of Lease Supplement No. 1 is amended to read as follows:

                 "The Initial Lease Period for the Aircraft shall commence on the Delivery Date and end on December 21, 1986. The Base Lease Period shall commence on December 22, 1986."

         5. Section 4 of Lease Supplement No. 1 is amended to read as follows:

                 "Lessee hereby agrees to pay Lessor Basic Rent for the Aircraft during the Initial Lease Period in 33 payments, monthly in advance, of $210,000 each, and during the Base Lease Period in 183 payments, monthly in advance, of $200,000 each. The first Basic Rent payment for the Base Lease Period will be due December 22, 1986 and the last such payment will be due February 22, 2002."

         6. Section 13 of the Participation Agreement is amended by deleting "$225,000" in clause (ii) and inserting in lieu thereof "$200,000".

         7.      Each party represents and warrants to the other party that:

              (i) It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

             (ii) This Amendment Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

            (iii) Neither the execution, delivery or performance by it of this Amendment Agreement nor the consummation of any of the transactions by it contemplated hereby contravenes any Federal or state law, regulation, order or judgment applicable to it, or any provision of its charter or by-laws or will result in a breach of, or constitute a default under, or contravene any provisions of, any material indenture, mortgage, credit agreement, or other similar agreement to which it is a party or by which it is bound.

         8. On the date of execution of this Amendment Agreement, counsel to each party agrees to provide to the other party an opinion of its counsel substantially to the effect set forth in the preceding Section 7.

         9. Except as amended hereby, the Lease and the Participation Agreement are in all respects ratified and confirmed and the terms thereof shall remain in full force and effect.

         10. This Amendment Agreement may be executed by the parties hereto in separate counterparts, all of which when so executed and delivered shall be an original for all purposes but all such counterparts shall together constitute one and the same instrument.

         11. This Amendment Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date hereinabove first set forth.

LESSOR                                      LESSEE
DC-9T-III, INC.                             TRANS WORLD AIRLINES, INC.



By     /s/ R.P. Webb                        By     /s/ Robert J. Mitchell
  ------------------------------------        ---------------------------------

Name   R.P. Webb                            Name   Robert J. Mitchell
    ----------------------------------          -------------------------------

Title  President                            Title  Treasurer
     ---------------------------------           ------------------------------

Lessor:     DC-9T-III, Inc.                                            EXHIBIT A
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                    1                             100.483133
                    2                             100.942457
                    3                             101.502794
                    4                             101.785635
                    5                             102.282305
                    6                             102.774523
                    7                             103.196116
                    8                             103.654750
                    9                             104.108126
                   10                             104.536001
                   11                             104.946788
                   12                             105.352426
                   13                             102.400618
                   14                             102.785383
                   15                             103.180497
                   16                             103.573328
                   17                             103.970729
                   18                             104.362895
                   19                             104.754706
                   20                             105.157476
                   21                             105.555038
                   22                             105.951641
                   23                             105.535490
                   24                             105.785296
                   25                             102.720403
                   26                             102.958925
                   27                             103.206610
                   28                             103.379554
                   29                             103.619979
                   30                             103.853844
                   31                             104.086102
                   32                             104.327976
                   33                             104.563392
                   34                             104.796642
                   35                             104.472566
                   36                             104.616783
                   37                             101.448266
                   38                             101.574874
                   39                             101.709837
                   40                             101.589542
                   41                             101.715167
                   42                             101.833833
                   43                             101.950244
                   44                             102.075246
                   45                             102.193277
                   46                             102.308370

Lessor:     DC-9T-III, Inc.                                            EXHIBIT A
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                 47                                101.995759
                 48                                101.969908
                 49                                 98.630489
                 50                                 98.584155
                 51                                 98.545074
                 52                                 98.076959
                 53                                 98.025965
                 54                                 97.967292
                 55                                 97.905004
                 56                                 97.849962
                 57                                 97.786639
                 58                                 97.718944
                 59                                 97.389321
                 60                                 97.176944
                 61                                 93.648727
                 62                                 93.412035
                 63                                 93.178092
                 64                                 92.355873
                 65                                 92.125474
                 66                                 91.885349
                 67                                 91.639420
                 68                                 91.396702
                 69                                 91.144242
                 70                                 90.886704
                 71                                 91.185494
                 72                                 90.928384
                 73                                 90.663962
                 74                                 90.402045
                 75                                 90.143291
                 76                                 89.308075
                 77                                 89.052282
                 78                                 88.786466
                 79                                 88.514675
                 80                                 88.245970
                 81                                 87.967321
                 82                                 87.683375
                 83                                 87.944274
                 84                                 87.660194
                 85                                 87.368467
                 86                                 87.078951
                 87                                 86.792457
                 88                                 85.941118
                 89                                 85.656958
                 90                                 85.362479
                 91                                 85.061823
                 92                                 84.764108
                 93                                 84.456230
                 94                                 84.142807

Lessor:     DC-9T-III, Inc.                                            EXHIBIT A
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                   95                              84.362756
                   96                              84.048585
                   97                              83.726392
                   98                              83.406034
                   99                              83.088378
                  100                              82.217765
                  101                              81.902838
                  102                              81.577303
                  103                              81.245321
                  104                              80.915956
                  105                              80.576162
                  106                              80.230592
                  107                              80.401481
                  108                              80.054699
                  109                              79.699559
                  110                              79.346130
                  111                              78.995056
                  112                              78.108552
                  113                              77.760520
                  114                              77.401515
                  115                              77.035785
                  116                              76.672322
                  117                              76.298188
                  118                              75.918038
                  119                              76.032275
                  120                              75.650375
                  121                              75.259719
                  122                              74.870596
                  123                              74.483485
                  124                              73.583589
                  125                              73.199723
                  126                              72.804571
                  127                              72.402342
                  128                              72.002055
                  129                              71.590802
                  130                              71.173288
                  131                              71.222898
                  132                              70.803052
                  133                              70.374002
                  134                              69.946287
                  135                              69.520209
                  136                              68.609239
                  137                              68.186575
                  138                              67.752253
                  139                              67.310594
                  140                              66.870457
                  141                              66.419054
                  142                              65.961103

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                  143                              65.937690
                  144                              65.476675
                  145                              65.006087
                  146                              64.536601
                  147                              64.068356
                  148                              63.148591
                  149                              62.683881
                  150                              62.207158
                  151                              61.722741
                  152                              61.239465
                  153                              60.744580
                  154                              60.242834
                  155                              60.137696
                  156                              59.631762
                  157                              59.116172
                  158                              58.601452
                  159                              58.087624
                  160                              57.161290
                  161                              56.650607
                  162                              56.127544
                  163                              55.596434
                  164                              55.066108
                  165                              54.523807
                  166                              53.974283
                  167                              53.779671
                  168                              53.224699
                  169                              52.659899
                  170                              52.095594
                  171                              51.531802
                  172                              50.598280
                  173                              50.037190
                  174                              49.463332
                  175                              48.881038
                  176                              48.299138
                  177                              47.704863
                  178                              47.102966
                  179                              46.810228
                  180                              46.201549
                  181                              45.582808
                  182                              44.964152
                  183                              44.345590
                  184                              43.404206
                  185                              42.787845
                  186                              42.158308
                  187                              41.519908
                  188                              40.881474
                  189                              40.230227
                  190                              39.570923

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                  191                              39.170569
                  192                              38.503073
                  193                              37.825204
                  194                              37.146969
                  195                              36.468371
                  196                              35.518388
                  197                              34.841423
                  198                              34.150852
                  199                              33.450952
                  200                              32.750548
                  201                              32.036851
                  202                              31.314618
                  203                              30.796241
                  204                              30.064331
                  205                              29.321649
                  206                              28.578106
                  207                              27.833698
                  208                              26.874310
                  209                              26.130893
                  210                              25.373421
                  211                              24.606106
                  212                              23.837773
                  213                              23.055621
                  214                              22.264409
                  215                              21.616589
                  216                              20.814140
                  End of Term
                  and Thereafter                   20.000000

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                    1                             100.477874
                    2                             100.920743
                    3                             101.463449
                    4                             101.732204
                    5                             102.211895
                    6                             102.687051
                    7                             103.092167
                    8                             103.533292
                    9                             103.969564
                   10                             104.380325
                   11                             104.774208
                   12                             105.162872
                   13                             102.194070
                   14                             102.561835
                   15                             102.939706
                   16                             103.315178
                   17                             103.695076
                   18                             104.069621
                   19                             104.443697
                   20                             104.828476
                   21                             105.207967
                   22                             105.586372
                   23                             105.161037
                   24                             105.393246
                   25                             102.309499
                   26                             102.531014
                   27                             102.761478
                   28                             102.920878
                   29                             103.144014
                   30                             103.360530
                   31                             103.575327
                   32                             103.799500
                   33                             104.017151
                   34                             104.232528
                   35                             103.893781
                   36                             104.021277
                   37                             100.835642
                   38                             100.945510
                   39                             101.063545
                   40                             100.933336
                   41                             101.041931
                   42                             101.143575
                   43                             101.242858
                   44                             101.350509
                   45                             101.451133
                   46                             101.548719

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                   47                             101.218618
                   48                             101.176560
                   49                              97.820372
                   50                              97.757845
                   51                              97.702321
                   52                              97.227867
                   53                              97.160453
                   54                              97.085290
                   55                              97.006427
                   56                              96.934604
                   57                              96.854464
                   58                              96.769873
                   59                              96.420239
                   60                              96.192308
                   61                              92.648008
                   62                              92.395857
                   63                              92.146240
                   64                              91.321417
                   65                              91.075224
                   66                              90.819237
                   67                              90.557398
                   68                              90.298614
                   69                              90.030073
                   70                              89.756392
                   71                              90.025251
                   72                              89.751704
                   73                              89.470739
                   74                              89.192126
                   75                              88.916513
                   76                              88.078637
                   77                              87.805839
                   78                              87.522969
                   79                              87.234058
                   80                              86.948071
                   81                              86.652119
                   82                              86.350798
                   83                              86.579317
                   84                              86.277564
                   85                              85.968038
                   86                              85.660561
                   87                              85.355940
                   88                              84.501893
                   89                              84.199458
                   90                              83.886641
                   91                              83.567578
                   92                              83.251285
                   93                              82.924795
                   94                              82.592690

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                   95                              82.777628
                   96                              82.444466
                   97                              82.103136
                   98                              81.763475
                   99                              81.426323
                  100                              80.552962
                  101                              80.218440
                  102                              79.873171
                  103                              79.521406
                  104                              79.172067
                  105                              78.812274
                  106                              78.446617
                  107                              78.579723
                  108                              78.212535
                  109                              77.836818
                  110                              77.462640
                  111                              77.090633
                  112                              76.201314
                  113                              75.832171
                  114                              75.451977
                  115                              75.064974
                  116                              74.680052
                  117                              74.284406
                  118                              73.882667
                  119                              73.956171
                  120                              73.552355
                  121                              73.139581
                  122                              72.728158
                  123                              72.318548
                  124                              71.415708
                  125                              71.009155
                  126                              70.591206
                  127                              70.166159
                  128                              69.742789
                  129                              69.308423
                  130                              68.867690
                  131                              68.873434
                  132                              68.430064
                  133                              67.977240
                  134                              67.525551
                  135                              67.075302
                  136                              66.161221
                  137                              65.714172
                  138                              65.255376
                  139                              64.789131
                  140                              64.324232
                  141                              63.847979
                  142                              63.365072

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                  143                              63.294781
                  144                              62.808187
                  145                              62.312047
                  146                              61.816802
                  147                              61.322594
                  148                              60.399501
                  149                              59.908588
                  150                              59.405567
                  151                              58.894741
                  152                              58.384843
                  153                              57.863261
                  154                              57.334695
                  155                              57.179171
                  156                              56.645773
                  157                              56.102720
                  158                              55.560329
                  159                              55.018607
                  160                              54.088676
                  161                              53.549850
                  162                              52.998538
                  163                              52.439055
                  164                              51.880134
                  165                              51.309154
                  166                              50.730819
                  167                              50.482060
                  168                              49.897611
                  169                              49.303316
                  170                              48.709289
                  171                              48.115543
                  172                              47.178150
                  173                              46.586829
                  174                              45.982638
                  175                              45.369876
                  176                              44.757274
                  177                              44.132201
                  178                              43.499366
                  179                              43.148480
                  180                              42.508170
                  181                              41.857758
                  182                              41.207191
                  183                              40.556476
                  184                              39.610926
                  185                              38.962108
                  186                              38.300013
                  187                              37.628910
                  188                              36.957525
                  189                              36.273218
                  190                              35.580698

Lessor:     DC-9T-III, Inc.                                            EXHIBIT B
Lessee:     TWA                                           to Amendment Agreement
Aircraft:   N913TW                                 dated as of December 15, 1986

                BEGINNING                         PERCENT OF
                   OF                                BASE
                MONTH NO.                         LOSS COST
                ---------                         ----------
                  191                              35.117906
                  192                              34.416497
                  193                              33.704636
                  194                              32.992156
                  195                              32.279058
                  196                              31.324593
                  197                              30.612801
                  198                              29.887298
                  199                              29.152306
                  200                              28.416551
                  201                              27.667382
                  202                              26.909500
                  203                              26.324110
                  204                              25.555846
                  205                              24.776696
                  206                              23.996419
                  207                              23.215009
                  208                              22.250813
                  209                              21.470026
                  210                              20.675091
                  211                              19.870142
                  212                              19.063901
                  213                              18.243705
                  214                              17.414271
                  215                              16.694584
                  216                              15.853194
                  End of Term
                  and Thereafter                   15.000000